                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                           [X]
Filed by a party other than the Registrant        [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement          [ ]  Confidential, for Use of the
[X]   Definitive Proxy Statement                Commission Only (as permitted by
[ ]   Definitive Additional Materials           Rule 14a-6(e)(2))
[ ]   Soliciting Material Pursuant to
      Rule 14a-11(c) or Rule 14a-12

                               KOMAG, INCORPORATED
              -----------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transactions applies:

(2)   Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing party:

(4)   Date filed:

[KOMAG LOGO]

                                   NOTICE OF

                              2001 ANNUAL MEETING

                                OF STOCKHOLDERS

                                      AND

                                PROXY STATEMENT

                                              BENEFICIAL OWNERS OF STOCK HELD BY
                                          BANKS, BROKERS OR INVESTMENTS PLANS IN
                                                "STREET NAME" WILL NEED PROOF OF
                                                 OWNERSHIP TO BE ADMITTED TO THE
                                           MEETING. A RECENT BROKERAGE STATEMENT
                                                  OR LETTER FROM YOUR BROKER ARE
                                                 EXAMPLES OF PROOF OF OWNERSHIP.

                              KOMAG, INCORPORATED
                            1710 AUTOMATION PARKWAY
                           SAN JOSE, CALIFORNIA 95131
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 15, 2001

     We invite you to attend our annual meeting of stockholders. The annual meeting will be held at our headquarters, Building 10, 1710 Automation Parkway, San Jose, California 95131 on Tuesday, May 15, 2001, at 10:00 a.m. At the annual meeting, we will:

     (1) elect the Board of Directors for the following year.

     (2) approve an amendment to our 1988 Employee Stock Purchase Plan to increase the number of shares reserved for issuance under the plan by 2,100,000 shares.

     (3) approve our 2001 Employee Stock Purchase Plan.

     (4) approve an amendment to our 1987 Restated Stock Option Plan to increase the number of shares reserved for issuance under the plan by 3,000,000 and extend the term of the plan to January 31, 2005.

     (5) ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 30, 2001.

     (6) transact such other business as may properly come before the meeting or any adjournment of the meeting.

     These items of business are more fully described in the Proxy Statement accompanying this Notice. Stockholders who owned Komag stock at the close of business on March 16, 2001 will be entitled to vote at the annual meeting. You may inspect a list of stockholders entitled to vote at the annual meeting at our offices. If you attend the annual meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the annual meeting will be counted. The prompt return of your proxy will assist us in preparing for the annual meeting.

     All stockholders are cordially invited to attend the annual meeting. A map to the location of the annual meeting is included at the end of the Proxy Statement for reference.

                                          Sincerely,

                                          /s/ THIAN HOO TAN
                                          Thian Hoo Tan
                                          Chief Executive Officer

San Jose, California
April 4, 2001

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO
           VOTE PROMPTLY ON THE ENCLOSED PROXY

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
General.....................................................    1
Principal Stockholders......................................    2
Stock Ownership by Directors, Nominees and Executive
  Officers..................................................    3
Item No. 1 -- Election of Directors.........................    5
  Director Nominees.........................................    5
  Committees and Meetings of the Board of Directors.........    6
  Director Remuneration.....................................    7
Item No. 2 -- Approval of Amendment to Company's 1988
              Employee Stock Purchase Plan..................    8
Item No. 3 -- Approval of 2001 Employee Stock Purchase
              Plan..........................................   12
Item No. 4 -- Approval of Amendment to Company's 1987
              Restated Stock Option Plan....................   15
Item No. 5 -- Ratification of Independent Auditors..........   19
Report of the Audit Committee...............................   19
Executive Compensation and Related Information..............   20
  Stock Performance Graph...................................   23
  Summary of Cash and Certain Other Compensation............   24
  Stock Options.............................................   25
  Option Exercises and Holdings.............................   25
Other Information...........................................   26
  Section 16(a) Beneficial Reporting Compliance.............   26
  Certain Relationships and Related Transactions............   26
  Other Business............................................   27
Deadline for Receipt of Stockholder Proposals...............   27

     A copy of the Annual Report to Stockholders of Komag, Incorporated, which includes financial statements, is being mailed with this Proxy Statement. You may receive an additional copy of the Annual Report to Stockholders at no charge upon request directed to:

                              Komag, Incorporated
                            Attn: Investor Relations
                            1710 Automation Parkway
                           San Jose, California 95131

  Financial Information may also be accessed on our Web site at: www.komag.com

                              KOMAG, INCORPORATED
                            1710 AUTOMATION PARKWAY
                           SAN JOSE, CALIFORNIA 95131
                            ------------------------

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 15, 2001
                            ------------------------

                                    GENERAL

     Our Board of Directors is soliciting proxies for our annual meeting to be held on May 15, 2001. The annual meeting will begin at 10:00 a.m. at our headquarters, Building 10, 1710 Automation Parkway, San Jose, CA 95131. Stockholders who owned Komag stock on March 16, 2001 will be entitled to notice of and to vote at our annual meeting.

     We first mailed this Proxy Statement and accompanying proxy to our stockholders on or about April 4, 2001.

VOTING

     Your vote is important. Because many stockholders cannot attend the annual meeting, it is necessary for a large number to be represented by proxy. As we describe in more detail below, if you were a holder of Komag stock on March 16, 2001 you may vote four ways:

     - by attending the meeting,

     - by using the toll-free number listed on the proxy card,

     - by voting on the Internet at the address listed on the proxy card, or

     - by marking, signing, dating, and mailing your proxy in the envelope provided.

     On March 16, 2001, the record date for determination of stockholders entitled to vote at our annual meeting, there were 111,660,543 shares of common stock outstanding. Each stockholder is entitled to one vote for each share of common stock held by that stockholder. Directors will be elected by a plurality vote. Other matters submitted for stockholder approval at this annual meeting will be decided by the affirmative vote of a majority of the shares present or represented and entitled to vote on each matter. Abstentions with respect to any matter other than the election of directors are treated as shares present or represented and have the same effect as negative votes. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained. Each stockholder voting for the election of directors may cumulate that stockholder's vote. Under cumulative voting, a stockholder is allowed one vote per share multiplied by the number of directors to be elected (seven at this meeting) and may cast such cumulative total for one nominee or may distribute that number among as many nominees as such stockholder chooses. Proxies cannot be voted for a greater number of persons than the number of nominees named.

REVOCABILITY OF PROXIES

     Any person giving a proxy has the power to revoke it at any time before its exercise. You may revoke your proxy by filing a notice of revocation or another signed proxy with a later date with our Secretary at our principal executive office, 1710 Automation Parkway, San Jose, California 95131. You may also revoke your proxy by attending the annual meeting and voting in person.

SOLICITATION

     Komag will pay the entire cost of soliciting, including preparing, assembling, printing and mailing this Proxy Statement and any additional soliciting materials furnished to our stockholders. We will furnish copies of solicitation materials to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to the beneficial owners. In addition, we may reimburse those persons for their costs of forwarding the solicitation materials to the beneficial owners. Our directors, officers, employees or agents may also solicit proxies on our behalf. We will not pay any additional compensation to these individuals for any of those services. Except as described above, we do not presently intend to solicit proxies other than by mail.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding ownership of our common stock by each person known to us to be the beneficial owner of 5% or more of our common stock, based on Schedule 13G filings prior to March 16, 2001.

                                                              SHARES BENEFICIALLY OWNED(1)
                                                              -----------------------------
            NAME AND ADDRESS OF BENEFICIAL OWNER                 NUMBER         PERCENTAGE
            ------------------------------------              ------------     ------------
State of Wisconsin Investment Board.........................   11,067,676(2)       9.91%
  P.O. Box 7842
  Madison, WI 53707
Dimensional Fund Advisors, Inc..............................    6,095,736(3)       5.46%
  1299 Ocean Avenue
  11th Floor
  Santa Monica, CA 90401
Western Digital Corporation.................................    5,930,722(4)       5.31%
  20511 Lake Forest Drive
  Lake Forest, CA 92630

---------------
(1) The number of shares outstanding and percent of ownership is based on 111,660,543 shares of our common stock outstanding as of March 16, 2001. The shares of common stock issuable pursuant to convertible notes, options and warrants that are currently exercisable or exercisable within 60 days of March 16, 2001 are deemed to be outstanding and to be beneficially owned by the person holding those options for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage of any other person.

(2) Sole voting power and dispositive power as to 11,067,676 shares by State of Wisconsin Investment Board.

(3) Sole voting power and dispositive power as to 6,095,736 shares by Dimensional Fund Advisors, Inc.

(4) Sole voting power and dispositive power as to 5,930,722 shares by Western Digital Corporation.

         STOCK OWNERSHIP BY DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

     The table below indicates the number of shares of our common stock beneficially owned as of March 16, 2001 by

     - our directors;

     - the nominees recommended by the Nominating Committee and nominated by the Board of Directors for election as directors;

     - each of the current executive officers listed in the Summary Compensation Table below; and

     - all current directors and executive officers as a group.

     Except as otherwise noted, each person has sole investment and voting powers with respect to the shares shown as beneficially owned. Ownership information is based upon information furnished by these individuals.

                                                                SHARES BENEFICIALLY
                                                                     OWNED(1)
                                                              -----------------------
                            NAME                               NUMBER      PERCENTAGE
                            ----                              ---------    ----------
Thian Hoo Tan(2)............................................    885,576          *
Michael A. Russak(3)........................................    592,958          *
Christopher H. Bajorek(4)...................................    629,791          *
Ray L. Martin(5)............................................    249,233          *
Edward H. Siegler(6)........................................    217,257          *
Timothy H. Starkey(7).......................................    141,123          *
Tsutomu T. Yamashita(8).....................................    347,542          *
Donald Beadle(9)............................................     13,167          *
Chris A. Eyre(10)...........................................     83,248          *
Irwin Federman(11)..........................................    239,371          *
George A. Neil(12)..........................................     62,500          *
Ronald L. Schauer(13).......................................  1,965,211       1.76%
Michael R. Splinter(14).....................................     27,500          *
Anthony Sun(15).............................................    139,310          *
Harry Van Wickle(16)........................................      8,620          *
Current executive officers and directors as
  a group (22 persons)(17)..................................  6,773,036       6.07%

---------------
  *  Less than 1%

 (1) Some of the individuals may share voting power with regard to the shares listed herein with their spouses. The number of shares outstanding and percent of ownership is based on 111,660,543 shares of our common stock outstanding as of March 16, 2001. The shares of common stock issuable pursuant to convertible notes, options and warrants that are currently exercisable or exercisable within 60 days of March 16, 2001 are deemed to be outstanding and to be beneficially owned by the person holding those options for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage of any other person.

 (2) Includes 850,134 shares subject to options which are currently exercisable or which will become exercisable within 60 days after March 16, 2001.

 (3) Includes 198,371 shares subject to options which are currently exercisable or which will become exercisable within 60 days after March 16, 2001.

 (4) Includes 579,378 shares subject to options which are currently exercisable or which will become exercisable within 60 days after March 16, 2001.

 (5) Includes 246,838 shares subject to options which are currently exercisable or which will become exercisable within 60 days after March 16, 2001.

 (6) Includes 200,127 shares subject to options which are currently exercisable or which will become exercisable within 60 days after March 16, 2001.

 (7) Includes 137,008 shares subject to options which are currently exercisable or which will become exercisable within 60 days after March 16, 2001.

 (8) Includes 343,093 shares subject to options which are currently exercisable or which will become exercisable within 60 days after March 16, 2001.

 (9) Includes 8,620 shares subject to options which are currently exercisable or which will become exercisable within 60 days after March 16, 2001.

(10) Includes 82,248 shares subject to options which are currently exercisable or which will become exercisable within 60 days after March 16, 2001.

(11) Includes 48,250 shares subject to options which are currently exercisable or which will become exercisable within 60 days after March 16, 2001.

(12) Includes 51,500 shares subject to options which are currently exercisable or which will become exercisable within 60 days after March 16, 2001.

(13) Includes 159,144 shares subject to options which are currently exercisable or which will become exercisable within 60 days after March 16, 2001.

(14) Includes 7,500 shares subject to options which are currently exercisable or which will become exercisable within 60 days after March 16, 2001.

(15) Includes 65,500 shares subject to options which are currently exercisable or which will become exercisable within 60 days after March 16, 2001.

(16) Includes 8,620 shares subject to options which are currently exercisable or which will become exercisable within 60 days after March 16, 2001.

(17) Includes 4,119,409 shares of current executive officers, subject to options which are currently exercisable or which will become exercisable within 60 days after March 16, 2001.

                      ITEM NO. 1 -- ELECTION OF DIRECTORS

     Our bylaws provide that the Board of Directors shall be comprised of between eight and twelve directors, with the exact number to be fixed by the Board. At the end of the 2000 fiscal year the Board consisted of nine members. The number of Board members increased from seven to nine following the closing of our merger with HMT Technology Corporation in October 2000. At the annual meeting, seven directors will be elected to serve until our next annual meeting and until their successors are elected and qualified. The Board of Directors has selected seven nominees, all seven of whom are current directors of Komag. We are also in the process of searching for additional director nominees.

     Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unavailable to serve. Unless you otherwise instruct, the proxy holders will vote the proxies received by them FOR the nominees named below. The seven candidates receiving the highest number of affirmative votes of the shares entitled to vote at the annual meeting will be elected to our Board of Directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE FOLLOWING NOMINEES TO SERVE AS MEMBERS OF OUR BOARD OF DIRECTORS UNTIL THE NEXT ANNUAL MEETING.

DIRECTOR NOMINEES

     Set forth below is information regarding the director nominees, including information furnished by them as to principal occupations, business experience, certain other directorships held by them and any arrangements pursuant to which they were selected as directors or nominees.

                                                                                         YEAR FIRST
                                                                                          ELECTED
                NOMINEES                               OCCUPATION                 AGE     DIRECTOR
                --------                               ----------                 ---    ----------
Donald Beadle............................  Consultant                             65        2000
Chris A. Eyre............................  Chairman of the Board of Komag         54        1983
George A. Neil...........................  Consultant                             63        1994
Ronald L. Schauer........................  Consultant                             56        2000
Anthony Sun..............................  General Partner, Venrock Associates    48        1983
Thian Hoo Tan............................  Chief Executive Officer of Komag       52        1999
Harry Van Wickle.........................  Private Investor                       54        2000

     Mr. Beadle has served as a member of our Board of Directors since October 2000 when we merged with HMT Technology Corporation. Mr. Beadle served as a director of HMT from May 1998 to October 2000. Mr. Beadle spent 34 years at National Semiconductor Corp., or NSC, a semiconductor manufacturing company. Since that time, he has been a consultant to various companies, including having spent three months as the acting Vice President, Sales, Marketing and Sales Support for Interwave Communications, a wireless communications device manufacturer. From 1991 to 1994, Mr. Beadle was the Senior Vice President/ Managing Director, Far East, of NSC, reporting to the Chief Executive Officer of NSC. Mr. Beadle's previous positions with NSC include Senior Vice President, Worldwide Sales and Marketing of NSC and Managing Director, Europe.

     Mr. Eyre has served as a member of our Board of Directors since September 1983. Mr. Eyre was named Chairman of the Board in October 2000 and became an employee of Komag at that time. Mr. Eyre was a private investor and from 1980 to 1987 served as a general partner of Merrill, Pickard, Anderson & Eyre, a general partnership which manages a series of venture capital partnerships. Mr. Eyre holds a B.S. degree from Utah State University and an M.B.A. from Harvard.

     Mr. Neil has served as a member of our Board of Directors since 1994. Mr. Neil served as Consultant to Asahi Glass Co., Ltd. from 1990 to 2000 and Senior Vice President of Asahi Glass America from 1990 through 1996. From August 1986 Mr. Neil held executive positions at two specialty ceramic companies. From August 1988 to July 1990 Mr. Neil was consultant to and President of Thunderbird Technologies. Mr. Neil served in various management positions with Corning, Incorporated, including Executive Vice President of Iwaki Glass and President of Corning Japan.

     Mr. Schauer has served as a member of our Board of Directors since October 2000 when we merged with HMT. Mr. Schauer had served as Chief Executive Officer and Chairman of the Board of Directors of HMT after joining HMT in February 1994. From June 1993 to February 1994, he was owner, President and Chief Executive Officer of Paws, Inc., a plastic manufacturing company. From June 1991 to June 1993, he was President and Chief Operating Officer of Magnetic Data, Inc., a contract manufacturer of disk drives and computers. From June 1983 to May 1991, he was Corporate Vice President and General Manager of the Memory Products Division of Stolle Corporation, a wholly owned subsidiary of Alcoa, a diversified aluminum manufacturing company. From 1972 to May 1983, Mr. Schauer held various technical and general management positions in the Recording Products Division at 3M Company, a diversified manufacturing company. Mr. Schauer holds a B.S. degree in Electrical Engineering from South Dakota State University.

     Mr. Sun has served as a member of our Board of Directors since September 1983. Since 1979, he has been associated with Venrock Associates, a venture capital partnership, and has been a general partner since 1980. Mr. Sun is a director of Cognex Corporation, Phoenix Technologies Ltd., and several privately held companies.

     Mr. Tan was appointed Chief Executive Officer and a member of our Board of Directors in August 1999. Mr. Tan also served as our President from August 1999 to January 2000. Mr. Tan joined our company in 1989 and started our first San Jose, California manufacturing facility in 1989, our Penang, Malaysia operations in 1993, and our Sarawak, Malaysia operations in 1996. Mr. Tan returned to the U.S. and assumed the position of Senior Vice President, Worldwide Operations, from 1996 through his appointment to his present position of Chief Executive Officer in 1999. Before joining Komag in 1989, Mr. Tan was Vice President of Operations at HMT Technology. Mr. Tan holds an M.S. degree in Physics from the University of Malaya at Kuala Lumpur.

     Mr. Van Wickle has served as a member of our Board of Directors since October 2000 when we merged with HMT. Mr. Van Wickle served as a member of HMT's Board of Directors from May 1998 to October 2000. Mr. Van Wickle has been President and Chief Executive Officer of Intarsia Corporation, an integrated electronic component design and manufacturing company. Mr. Van Wickle is a 26-year veteran in semiconductor and disk drive manufacturing. From 1974 to 1992, Mr. Van Wickle held management positions at Texas Instruments, Fairchild Semiconductor, AT&T and Micropolis Corporation. From 1992 and prior to joining Intarsia, Mr. Van Wickle was a Vice President in Operations of Dastek, a subsidiary of Komag, Vice President of Manufacturing at Cypress Semiconductor and President of Alphatec Electronics Corporation. Mr. Van Wickle holds a B.A. degree from Hobart College.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     During the fiscal year ended December 31, 2000, our Board of Directors held eight meetings. During this period, each of the directors attended or participated in at least 75% of the aggregate number of Board meetings and committee meetings of the Board on which he served, except that Mr. Beadle and Mr. Van Wickle participated in 50% of the aggregate number of Board meetings, and Mr. Sun participated in 60% of the Audit Committee meetings.

     We have four standing committees: an Audit Committee, a Compensation and Stock Option Committee, a Nominating Committee, and a Secondary Stock Option Committee.

     The Audit Committee is primarily responsible for approving the services performed by our auditors and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The Audit Committee formally met five times during the last fiscal year. This committee currently consists of Messrs. Neil, Sun and Van Wickle.

     The Compensation and Stock Option Committee reviews and approves our general compensation policies and sets compensation levels for our executive officers. This committee currently consists of Messrs. Beadle, Federman and Splinter. During fiscal 2000, the Compensation and Stock Option Committee formally met one time.

     The Compensation and Stock Option Committee also administers the discretionary option grant program of our 1987 Restated Stock Option Plan and our 1997 Supplemental Stock Option Plan with respect to our officers who are subject to the short-swing profit restrictions of the federal securities laws. The committee also administers our 1988 Employee Stock Purchase Plan.

     The Nominating Committee is responsible for recommending nominees for members of our Board of Directors. This committee currently consists of Messrs. Eyre, Neil and Tan. This committee did not meet during 2000. The Nominating Committee has not instituted proceedings to consider nominees recommended by security holders, but may do so in the future.

     A secondary committee, the Secondary Stock Option Committee, has separate but concurrent jurisdiction with the Compensation and Stock Option Committee to administer the discretionary option grant program of our option plans with respect to non-officer employees. The option grants made by this secondary committee comply with certain guidelines established by the Compensation and Stock Option Committee. The Secondary Stock Option Committee currently consists of Messrs. Tan and Siegler, and performs its duties on an ongoing basis.

DIRECTOR REMUNERATION

     Non-employee members of our Board of Directors receive $4,500 per fiscal quarter and a $1,000 meeting fee for each Board meeting or Board committee meeting attended, including telephonic meetings. Non-employee Board members also receive periodic option grants under the Automatic Option Grant Program in effect for them under the option plans. Each individual who first becomes a non-employee Board member, whether through election by the stockholders or appointment by the Board, will receive, at the time of such initial election or appointment, a stock option grant to purchase 30,000 shares of our common stock. On the date of each annual stockholders meeting, each individual who is re-elected as a non-employee Board member will receive an option to purchase 12,000 shares of our common stock, provided that the individual has served on the Board for at least six months. Each option grant will have an exercise price equal to the fair market value of the option shares on the grant date and will have a maximum term of 10 years, subject to earlier termination upon the optionee's cessation of Board service.

     Each non-employee member of our Board of Directors re-elected at the 2000 annual meeting (Messrs. Eyre, Federman, Neil, Sun and Splinter) received at that time an option to purchase 12,000 shares with an exercise price of $2.0625 per share. As newly elected directors, Messrs. Beadle, Schauer and Van Wickle were granted options to purchase 30,000 shares with an exercise price of $2.6875 per share. Each option will become exercisable for all the option shares upon the optionee's completion of one year of non-employee director service measured from the grant date. However, the option will become immediately exercisable for all of the option shares upon an acquisition of Komag by merger, consolidation or asset sale or upon certain other changes in control or ownership of Komag. Upon the successful completion of a hostile tender offer for more than 50% of our outstanding common stock, each of these options will automatically be canceled, and each optionee will in return receive a cash distribution from us in an amount per canceled option share equal to the excess of the highest reported price per share of common stock paid in the tender offer over the option exercise price payable per share.

                ITEM NO. 2 -- APPROVAL OF AMENDMENT TO COMPANY'S
                       1988 EMPLOYEE STOCK PURCHASE PLAN

INTRODUCTION

     The stockholders are being asked to vote on a proposal to approve an amendment to our 1988 Employee Stock Purchase Plan which will increase the number of shares available for issuance by 2,100,000 shares of common stock. The Board of Directors believes that the share increase is necessary to assure that our eligible employees and our participating affiliates will continue to have the opportunity to acquire an equity interest in our company and align their interests with those of our stockholders.

     The Board of Directors adopted the 1988 Purchase Plan on January 21, 1988, and it was approved by the stockholders on June 7, 1988. In January 2001, the Board of Directors adopted the amendment to the 1988 Purchase Plan to increase the number of shares available for issuance by 2,100,000, which is the subject of this Item No. 2.

     The terms and provisions of the 1988 Purchase Plan, as amended, are summarized below. This summary, however, does not purport to be a complete description of the 1988 Purchase Plan. A copy of the 1988 Purchase Plan is attached as Exhibit A.

DESCRIPTION OF THE PURCHASE PLAN

     Administration. The 1988 Purchase Plan is administered by the Compensation and Stock Option Committee. The administrator has full authority to adopt administrative rules and procedures and to interpret the provisions of the 1988 Purchase Plan. We pay all costs and expenses incurred in the administration of the 1988 Purchase Plan without charge to participants.

     Securities Subject to the Purchase Plan. The maximum number of shares of common stock that may be sold to participants over the term of the 1988 Purchase Plan may not exceed 9,500,000 shares, assuming stockholder approval of this Item No. 2. The shares of our common stock issuable under the 1988 Purchase Plan may be either shares newly issued by us or shares reacquired by us, including shares purchased on the open market.

     In the event any change is made to our outstanding common stock (whether by reason of any recapitalization, stock dividend, stock split, combination of shares, or other similar change in the corporate structure effected without our receipt of consideration), appropriate adjustments will be made to

     - the class and maximum number of securities purchasable under the 1988 Purchase Plan,

     - the class and maximum number of securities purchasable per participant on any one purchase date, and

     - the class and number of securities purchasable and the price per share payable under each outstanding purchase right.

These adjustments will prevent any dilution or enlargement of participant rights under the 1988 Purchase Plan.

     Eligibility and Participation. Any individual who is employed on a basis under which he or she is expected to work more than 20 hours per week for more than five months per calendar year in our employ or the employ of any participating parent or subsidiary corporation (including any corporation which subsequently becomes such at any time during the term of the 1988 Purchase Plan) is eligible to participate in the 1988 Purchase Plan upon commencement of employment. Currently, Komag Material Technology, Inc., Komag Asia-Pacific, Inc., and Komag U.S.A. (Malaysia) Sdn. are participating corporate affiliates. As of March 16, 2001, 7,536,963 shares of common stock had been issued under the 1988 Purchase Plan, and 1,963,037 shares were available for future issuance (assuming stockholder approval of this Item No. 2).

     As of March 16, 2001, approximately 4,519 employees (including 11 current executive officers) were eligible to participate in the 1988 Purchase Plan.

     Purchase Periods. The 1988 Purchase Plan provides for a series of successive quarterly or semi-annual purchase periods not to exceed six months per purchase period, as determined by the administrator prior to the commencement date of the purchase period. Purchase periods may begin, at the administrator's discretion, on the first day or the first Monday of each fiscal quarter or each alternate fiscal quarter. Accordingly, up to four separate purchase periods may commence in each fiscal year during which the 1988 Purchase Plan remains in existence.

     Participants are granted a separate purchase right for each purchase period in which they participate. The purchase right is granted on the first day of the purchase period and is automatically exercised on the last date of each successive three-month or six-month period within that purchase period. No employee may participate in more than one purchase period at a time.

     Purchase Price. The purchase price of our common stock acquired on each purchase date is equal to 85% of the lower of

     - the fair market value per share of our common stock on the date on which such purchase right is granted or

     - the fair market value on that purchase date.

The fair market value of our common stock on any relevant date will be the closing price per share on such date as reported on the Nasdaq National Market. The fair market value per share determined on such basis was $0.90625 on March 16, 2001.

     Purchase Rights and Stock Purchases. Each participant may authorize periodic payroll deductions of up to 10% of his or her base pay during the relevant purchase period for the purchase of our common stock under the 1988 Purchase Plan. On each purchase date, the accumulated payroll deductions of each participant is automatically applied to the purchase of whole shares of our common stock at the purchase price in effect for that purchase date. The maximum number of shares purchasable by the participant on any purchase date may not exceed 3,000 shares in the case of quarterly purchase dates or 6,000 shares in the case of semi-annual purchase dates. In addition, none of our executive officers may purchase more than 50,000 shares in the aggregate over the term of the 1988 Purchase Plan.

     Termination of Purchase Rights. The purchase right of a participant terminates upon that individual's termination of employment or his or her voluntary withdrawal from the 1988 Purchase Plan. Any payroll deductions that the participant may have made with respect to the terminated purchase right is refunded. However, should the participant's employment terminate by reason of death or permanent disability, then that participant (or the legal representative of his or her estate) may, in lieu of a refund, elect to have the accumulated payroll deductions applied to the purchase of our common stock on the next purchase date.

     Stockholder Rights. No participant has any stockholder rights with respect to the shares covered by his or her purchase right until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of the purchase.

     Assignability. No purchase rights are assignable or transferable by the participant except by will or by laws of inheritance. An outstanding purchase right may, during the participant's lifetime, be exercisable only by that participant.

     Merger or Liquidation of Company. In the event we or our stockholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of Komag by means of a sale, merger or reorganization in which we will not be the surviving corporation or in the event we are liquidated, then all outstanding purchase rights will, in connection with the consummation of that transaction, be exercised immediately prior to that transaction by applying all payroll deductions previously collected from participants during the purchase period to the purchase of whole shares of our common stock at a price per share equal to 85% of the lower of

     - the fair market value per share of our common stock on the start date of the purchase period in which that transaction occurs or

     - the fair market value per share at the time of purchase.

     Amendment and Termination. The 1988 Purchase Plan will terminate upon the earlier of December 31, 2001 or the date on which all shares available for issuance under the plan are sold pursuant to exercised purchase rights. However, the Board may at any time alter, suspend or discontinue the 1988 Purchase Plan. However, the Board may not, without stockholder approval,

     - increase the number of shares issuable under the 1988 Purchase Plan, except in connection with certain changes in our capital structure,

     - alter the purchase price formula so as to reduce the purchase price or

     - modify the eligibility requirements for participation in the 1988 Purchase Plan.

     Stock Purchases. The table below shows, as to each of our executive officers named in the Summary Compensation Table and the various indicated groups, the number of shares of our common stock purchased under the 1988 Purchase Plan between January 3, 2000 and March 16, 2001.

                                                                 NUMBER OF
                                                                 PURCHASED
                            NAME                                  SHARES
                            ----                              ---------------
Thian Hoo Tan...............................................            --
Michael A. Russak...........................................            --
Christopher H. Bajorek......................................         8,626
Ray L. Martin...............................................            --
Edward H. Siegler...........................................            --
Timothy H. Starkey..........................................         2,314
Tsutomu T. Yamashita........................................            --
All executive officers as a group (11 persons)..............        20,242
All employees, including current officers who are not
  executive officers, as a group (4,519 persons)............     2,231,714

FEDERAL TAX CONSEQUENCES

     The 1988 Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to us, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the 1988 Purchase Plan or in the event the participant should die while still owning the purchased shares.

     If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the offering period in which such shares were acquired or within one year after the date on which those shares were actually purchased, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess.

     If the participant sells or disposes of the purchased shares more than two years after his or her entry date into the offering period in which the shares were acquired and more than one year after the purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of

     - the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or

     - 15% of the fair market value of the shares on the participant's entry date into that offering period.

Any additional gain upon the disposition will be taxed as a long-term capital gain. We will not be entitled to an income tax deduction with respect to such disposition.

     If the participant still owns the purchased shares at the time of death, the lesser of

     - the amount by which the fair market value of the shares on the date of death exceeds the purchase price or

     - 15% of the fair market value of the shares on his or her entry date into the offering period in which those shares were acquired will constitute ordinary income in the year of death.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION ON PARTICIPANTS AND KOMAG WITH RESPECT TO THE GRANT AND EXERCISE OF PURCHASE RIGHTS UNDER THE 1988 PURCHASE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

ACCOUNTING TREATMENT

     Under current accounting rules, the issuance of our common stock under the 1988 Purchase Plan may result in a compensation expense chargeable against our reported earnings for the first half of fiscal 2001 since we did not have an authorized share reserve equal to or greater than the number of shares issued during the offering period. We must disclose, in notes to our financial statements, the pro forma impact which the purchase rights granted under the 1988 Purchase Plan would have upon our reported earnings were the value of those purchase rights treated as compensation expense.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     We are seeking the affirmative vote of a majority of the issued and outstanding shares present or represented and entitled to vote at the annual meeting for approval of the amendment to the 1988 Employee Stock Purchase Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.

          ITEM NO. 3 -- APPROVAL OF 2001 EMPLOYEE STOCK PURCHASE PLAN

INTRODUCTION

     The Board of Directors has determined that it is in the best interests of Komag and its stockholders to adopt the 2001 Employee Stock Purchase Plan (described below). In February 2001, the Board of Directors adopted the 2001 Purchase Plan and reserved common stock for issuance under the plan subject to stockholder approval in the amount of 2,000,000 shares, plus an annual increase on the first day of each fiscal year beginning on 2001 equal to the lesser of

     - 2,000,000 shares,

     - 2% of the outstanding shares on that date or

     - a lesser amount determined by the Board.

     The terms and provisions of the 2001 Purchase Plan are summarized below. The summary, however, does not purport to be a complete description of the 2001 Purchase Plan. A copy of the 2001 Purchase Plan is attached as Exhibit B.

DESCRIPTION OF THE 2001 PURCHASE PLAN

     General. The purpose of the 2001 Purchase Plan is to attract and retain the best available personnel for positions of substantial responsibility with us, to provide additional incentive to our employees and to promote the success of our business.

     Administration. The 2001 Purchase Plan may generally be administered by the Board or a committee appointed by the Board. The administrator may make any determinations deemed necessary or advisable for the 2001 Purchase Plan.

     As of March 16, 2001, approximately 4,519 employees (including 11 current executive officers) were eligible to participate in the 2001 Purchase Plan.

     Offering Period. The 2001 Purchase Plan is implemented by offering periods lasting approximately six months in duration with a new offering period commencing on March 1 and September 1 of each year. The first offering period, however, will commence on July 1, 2001 and end on February 28, 2002. To participate in the 2001 Purchase Plan, each eligible employee must authorize payroll deductions pursuant to the 2001 Purchase Plan. Such payroll deductions may not exceed 10% of a participant's compensation. Compensation is generally defined as base straight time gross earnings, and may also include, in the administrator's discretion, overtime, shift premium, commissions, incentive compensation, bonuses and other compensation. Once an employee becomes a participant in the 2001 Purchase Plan, common stock will automatically be purchased under the 2001 Purchase Plan at the end of each offering period, unless the participant withdraws or terminates employment earlier, and the employee will automatically participate in each successive offering period until such time as the employee withdraws from the 2001 Purchase Plan or the employee's employment with the company terminates.

     Purchase Price. The purchase price per share at which shares will be sold in an offering under the 2001 Purchase Plan is the lower of

     - 85% of the fair market value of a share of our common stock on the first day of an offering period or

     - 85% of the fair market value of a share of our common stock on the last day of each offering period.

The fair market value of the common stock on a given date is generally the closing sale price of the common stock as reported on the Nasdaq National Market for such date.

     Payment of Purchase Price; Payroll Deductions. The purchase price of the shares is accumulated by payroll deductions throughout the offering period. The number of shares of common stock a participant may purchase in each offering period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that offering period by the purchase price; provided, however, that a participant may not purchase more than 6,000 shares for each offering period. During the offering period, a participant may discontinue his or her participation in the 2001 Purchase Plan, and may decrease or increase the rate of payroll deductions in an offering period within limits set by the administrator.

     All payroll deductions made for a participant are credited to the participant's account under the 2001 Purchase Plan, are withheld in whole percentages only and are included with the general funds of the company. Funds received by the company pursuant to exercises under the 2001 Purchase Plan are also used for general corporate purposes. A participant may not make any additional payments into his or her account.

     Withdrawal. A participant may terminate his or her participation in the 2001 Purchase Plan at any time by giving the company a written notice of withdrawal. In such event, the payroll deductions credited to the participant's account will be returned, without interest, to such participant. Payroll deductions will not resume unless a new subscription agreement is delivered in connection with a subsequent offering period.

     Termination of Employment. Termination of a participant's employment for any reason, including death, cancels his or her participation in the 2001 Purchase Plan immediately. In such event the payroll deductions credited to the participant's account will be returned without interest to such participant, his or her designated beneficiaries or the executors or administrators of his or her estate.

     Adjustments Upon Changes in Capitalization. In the event of any changes in the capitalization of the company effected without receipt of consideration by the company, such as a stock split, stock dividend, combination or reclassification of the common stock, resulting in an increase or decrease in the number of shares of common stock, proportionate adjustments will be made by the Board of Directors in the shares subject to purchase and in the price per share under the 2001 Purchase Plan. In the event of liquidation or dissolution of Komag, the offering period then in progress will be shortened and a new exercise date will be set and the 2001 Purchase Plan will terminate immediately prior to the consummation of such event unless otherwise provided by our Board of Directors. In the event of a sale of all or substantially all of our assets or the merger of our company with or into another corporation, each option under the 2001 Purchase Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute for the outstanding options, the offering period then in progress will be shortened and a new exercise date will be set.

     Amendment and Termination. The Board may at any time and for any reason amend or terminate the 2001 Purchase Plan, except that no such termination shall affect options previously granted and no amendment shall make any change in an option granted prior thereto which adversely affects the rights of any participant. Shareholder approval for amendments to the 2001 Purchase Plan shall be obtained in such a manner and to such a degree as required to comply with all applicable laws or regulations. The 2001 Purchase Plan will terminate in 2011, unless terminated earlier by the board in accordance with the 2001 Purchase Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The 2001 Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to us, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the 2001 Purchase Plan or in the event the participant should die while still owning the purchased shares.

     If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the offering period in which such shares were acquired or within one year after the date on which those shares were actually purchased, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess.

     If the participant sells or disposes of the purchased shares more than two years after his or her entry date into the offering period in which the shares were acquired and more than one year after the purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of

     - the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or

     - 15% of the fair market value of the shares on the participant's entry date into that offering period.

Any additional gain upon the disposition will be taxed as a long-term capital gain. We will not be entitled to an income tax deduction with respect to such disposition.

     If the participant still owns the purchased shares at the time of death, the lesser of

     - the amount by which the fair market value of the shares on the date of death exceeds the purchase price or

     - 15% of the fair market value of the shares on his or her entry date into the offering period in which those shares were acquired will constitute ordinary income in the year of death.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION ON PARTICIPANTS AND KOMAG WITH RESPECT TO THE GRANT AND EXERCISE OF PURCHASE RIGHTS UNDER THE 2001 PURCHASE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

ACCOUNTING TREATMENT

     Under current accounting rules, the issuance of our common stock under the 2001 Purchase Plan will not result in a compensation expense chargeable against our reported earnings provided that prior to the beginning of each offering period we have an authorized share reserve equal to or greater than the number of shares issued during the offering period. However, we must disclose, in notes to our financial statements, the pro forma impact which the purchase rights granted under the 2001 Purchase Plan would have upon our reported earnings were the value of those purchase rights treated as compensation expense.

RECOMMENDATION OF BOARD OF DIRECTORS

     We are seeking the affirmative vote of a majority of the issued and outstanding shares present or represented and entitled to vote at the annual meeting for approval of the adoption of the 2001 Employee Stock Purchase Plan and the number of shares reserved for issuance thereunder. THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THIS PROPOSAL.

                ITEM NO. 4 -- APPROVAL OF AMENDMENT TO COMPANY'S
                        1987 RESTATED STOCK OPTION PLAN

INTRODUCTION

     The stockholders are being asked to vote on a proposal to approve an amendment to our 1987 Restated Stock Option Plan which will increase the number of shares available for issuance by 3,000,000 shares of common stock and extend the term of the plan from January 22, 2002 to January 31, 2005. The Board of Directors believes that the share increase and extension of the plan term is necessary to ensure that eligible individuals who have rendered valuable services to us will continue in our service.

     The Option Plan was originally adopted by the Board of Directors in October 1983 as the 1983 Stock Option Plan, and was approved by the stockholders in November 1983. In March 2001, the Board of Directors adopted the amendment to the Option Plan to increase the number of shares available for issuance under the plan by 3,000,000 and extend the plan term to January 31, 2005, which is the subject of this Item No. 4.

     The terms and conditions of the Option Plan are summarized below. The summary, however, does not purport to be a complete description of the Option Plan. A copy of the Option Plan is attached as Exhibit C.

DESCRIPTION OF THE OPTION PLAN

     Structure. The Option Plan is divided into two separate components: the Discretionary Option Grant Program and the Automatic Option Grant Program. Under the Discretionary Option Grant Program, options may be issued from time to time to key employees (including officers), non-employee Board members, and consultants (of our parent or subsidiary companies) who contribute to our management, growth and financial success (of our parent or subsidiary companies). Under the Automatic Option Grant Program, a series of automatic option grants will be made to the non-employee Board members over their continued period of service on the Board. As of March 16, 2001, approximately 4,519 employees, and five non-employee Board members were eligible to participate in the Discretionary Option Grant Program. The five non-employee Board members were also eligible to participate in the Automatic Option Grant Program.

     Administration. The Option Plan (other than the Automatic Option Grant Program) is administered with respect to our executive officers subject to the short-swing profit liabilities of Section 16 of the Securities Exchange Act of 1934, as amended, by the Compensation and Stock Option Committee of the Board. With respect to all other participants, the Option Plan may be administered by either the Compensation and Stock Option Committee or the Secondary Stock Option Committee. Each of these administrators will have complete discretion (subject to the provisions of the Option Plan) to authorize option grants under the Option Plan within the scope of its administrative jurisdiction. However, all grants under the Automatic Option Grant Program are to be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made under that program.

     Share Reserve. The total number of shares of common stock issuable over the term of the Option Plan may not exceed 18,140,000 shares (21,140,000 shares assuming this Item No. 4 is approved). Should any option terminate prior to exercise in full, the shares subject to the unexercised portion of that option will be available for subsequent option grants. In addition, any unvested shares issued under the Option Plan and subsequently repurchased by us at the original exercise price paid per share pursuant to our repurchase rights under the Option Plan will be added back to the number of shares of common stock reserved for issuance under the Plan and will accordingly be available for reissuance through one or more subsequent option grants made under the Option Plan. As of February 25, 2001, 8,437,698 shares were subject to outstanding option grants under the Option Plan, 1,023,306 shares remained available for future grant and 9,461,004 shares have been issued under the Option Plan.

     Changes in Capitalization. If any change is made to the common stock issuable under the Option Plan (by reason of any merger, consolidation or reorganization of Komag or any recapitalization, stock split, stock dividend, combination of shares, exchange of shares or other similar change affecting the outstanding common stock without our receipt of consideration), then appropriate adjustments will be made to the maximum number and/or class of securities available for issuance under the Option Plan, the number and/or class of securities and price per share in effect under each outstanding option under the Discretionary Option Grant Program, and the maximum number and/or class of securities for which stock options may be granted to any one participant. Under the Automatic Grant Program, the number and/or class of securities for which automatic option grants are subsequently to be made to newly-elected or re-elected non-employee Board members and the number and/or class of securities and price per share in effect under each automatic grant outstanding would be similarly adjusted. All such adjustments will be designed so as to preclude the enlargement or dilution of participant rights and benefits under the Option Plan.

     Valuation. The fair market value per share of common stock on any relevant date under the Option Plan will be the closing sales price per share on the day of the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no closing sales price for the common stock on the day of the date in question, then the fair market value shall be the closing sales price on the last preceding date for which such quotation exists.

     Automatic Option Grant Program Terms. Under the Automatic Option Grant Program, non-employee Board members will receive option grants at specified intervals over their period of Board service. The terms and conditions of these special grants may be summarized as follows:

     - each individual who becomes a non-employee Board member, whether through election by the stockholders or appointment by the Board, will automatically be granted, at the time of such initial election or appointment, a non-statutory stock option to purchase 30,000 shares of common stock to become exercisable in a series of four successive equal annual installments upon the optionee's completion of each year of Board service over the four-year period measured from the grant date,

     - on the date of each annual meeting, each individual who is re-elected as a non-employee Board member with at least six months of Board service will receive a non-statutory stock option to purchase an additional 12,000 shares of common stock to become 100% exercisable upon the optionee's completion of one year of Board service measured from the grant date,

     - the exercise price per share will be equal to 100% of the fair market value per share of common stock on the automatic grant date, and each automatic option is to have a maximum term of 10 years measured from such grant date, and

     - each automatic option will remain exercisable for a six-month period following the optionee's termination of service as a Board member.

However, should the optionee die while serving as a Board member or during the six-month period following his or her cessation of Board service, then such option will remain exercisable for a 12-month period following such optionee's death and may be exercised by the personal representative of the optionee's estate or the person to whom the grant is transferred by the optionee's will or the laws of inheritance. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable post-service exercise period, the option may not be exercised for more than the number of shares (if any) for which the option is exercisable at the time of the optionee's cessation of Board service. Each automatic option will become immediately exercisable for all of the option shares as fully-vested shares of common stock in the event we are acquired by merger, consolidation or asset sale or should there occur certain other changes in control or ownership of our company. Each automatic option will automatically be canceled upon the successful completion of a hostile tender offer, and the optionee will in return be entitled to a cash distribution from us in an amount per canceled option share equal to the excess of the highest reported price per share of common stock paid in the tender offer over the option price payable per share. The remaining terms and conditions of each automatic option grant will in general conform to the terms summarized above for option grants made under the Discretionary Option Grant Program and will be incorporated into the option agreement evidencing the automatic grant.

     Discretionary Option Grant Program. Under the Discretionary Option Grant Program, the administrator has complete discretion to determine the eligible individuals who are to receive discretionary option grants, the time or times when those grants are to be made, the number of shares subject to each such grant, the vesting schedule applicable to the grant, the status of that grant as an incentive stock option or non-statutory option under the Federal tax laws and the remaining terms of each such grant, subject to the provisions of the Option Plan and applicable Federal tax laws. All expenses incurred in administering the Option Plan will be paid by us.

     Price and Exercisability. The exercise price per share for options granted under the Discretionary Option Grant Program may not be less than 100% of the fair market value per share of common stock on the grant date. No granted option will have a term in excess of 10 years and each option will become exercisable in a series of installments over the optionee's period of service with us. The exercise price may be paid in cash or in shares of our common stock. Outstanding options may also be exercised through a same-day sale program pursuant to which a designated brokerage firm is to effect an immediate sale of the shares purchased under the option and pay over to us, out of the sales proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes. No optionee has any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are generally not assignable or transferable other than by will or the laws of inheritance and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the administrator may allow non-statutory options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the optionee's estate plan.

     Termination of Service. Upon the optionee's cessation of employment or service, the optionee will have a limited period of time in which to exercise his or her outstanding options for any shares in which the optionee is vested at that time. However, at any time while the options remain outstanding, the Plan Administrator will have complete discretion to extend the period following the optionee's cessation of employment or service during which his or her outstanding options may be exercised. The Plan Administrator will also have complete discretion to accelerate the exercisability or vesting of those options in whole or in part at any time.

     Corporate Transaction. Each outstanding option under the Discretionary Option Grant Program will become immediately exercisable for all of the shares of common stock subject to that option in the event of an acquisition of our company by merger, consolidation or asset sale, unless the option is assumed by the successor corporation. Immediately following the consummation of such acquisition, all outstanding options will terminate, except to the extent assumed by the successor corporation (or its parent company).

     Limited Stock Appreciation Rights. Our officers and non-employee Board members subject to the short-swing profit restrictions of the Federal securities laws may be granted limited stock appreciation rights in tandem with their outstanding options. Any option with such a limited stock appreciation right will automatically be canceled upon the completion of a hostile tender offer for more than 50% of our outstanding shares, and the optionee will in return be entitled to a cash distribution from us in an amount per canceled option share equal to the excess of the highest reported price per share of common stock paid in the tender offer over the option exercise price payable per share.

     Amendment and Termination of the Plan. The Board may amend or modify the Option Plan in any or all respects whatsoever. However, certain amendments to the Option Plan may require stockholder approval pursuant to applicable laws or regulations. The Board may terminate the Option Plan at any time, but in all events the Option Plan will terminate upon the earlier of January 31, 2005, assuming this Item No. 4 is approved, or the date all shares available for issuance under the Option Plan are issued or canceled pursuant to the exercise or surrender of options granted under the Option Plan. Any options outstanding at the time of the termination of the Option Plan will remain in force in accordance with the provisions of the instruments evidencing such grants.

FEDERAL INCOME TAX CONSEQUENCES

     Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of the fair market value of the shares at the date of the option exercise or the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of our company. Unless limited by Section 162(m) of the Internal Revenue Code, we are entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

     Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by one of our employees is subject to tax withholding by us. Unless limited by Section 162(m) of the Internal Revenue Code, we are entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of those shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES AND KOMAG WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE OPTION PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

ACCOUNTING TREATMENT

     Under generally accepted accounting principles, the grant or the exercise of options by employees to purchase shares of Komag's common stock with an exercise price equal to the fair market value of Komag's common stock on the grant date does not generally require a charge to our earnings. However, we are required to disclose in the notes to our financial statements the fair value of options granted under the Option Plan and the pro forma impact on our annual net income and earnings per share as though the computed fair value of such options had been treated as compensation expense.

RECOMMENDATION OF BOARD OF DIRECTORS

     We are seeking the affirmative vote of a majority of the issued and outstanding shares present or represented and entitled to vote at the annual meeting for approval of the amendment to our 1987 Restated Stock Option Plan to increase the number of shares reserved for issuance under the plan by 3,000,000 and extend the term of the plan to January 31, 2005. THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THIS PROPOSAL.

               ITEM NO. 5 -- RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2000. The affirmative vote of the holders of a majority of the shares represented and voting at the annual meeting will be required to ratify the selection of Ernst & Young LLP.

     In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of our company and our stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the ratification of the selection of Ernst & Young LLP.

     Ernst & Young LLP has audited our financial statements since 1986. Representatives of the firm, who are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

FEES BILLED TO KOMAG BY ERNST & YOUNG LLP DURING FISCAL 2000

  Audit Fees

     Audit fees billed to us by Ernst & Young LLP during our 2000 fiscal year for review of our annual financial statements and the financial statements included in our quarterly reports were $307,000.

     Audit related fees billed to us by Ernst & Young LLP including registration statements, consultations on accounting standards and merger related services were $250,000.

  Financial Information Systems Design and Implementation Fees

     We did not engage Ernst & Young LLP to provide advice to us regarding financial information systems design and implementation during the 2000 fiscal year.

  All Other Fees

     Fees billed to us by Ernst & Young LLP during our 2000 fiscal year for all other non-audit services rendered to us, including tax-related services, were $190,000.

     Our Audit Committee has considered and believes that the services to our company provided by Ernst & Young LLP are compatible with maintaining the independence of Ernst & Young LLP.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The affirmative vote of a majority of the issued and outstanding voting shares is sought for the ratification of the selection of Ernst & Young LLP. THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THIS PROPOSAL.

                         REPORT OF THE AUDIT COMMITTEE

     Our Audit Committee oversees our financial reporting process on behalf of the Board of Directors in accordance with its charter, a copy of which is attached as Appendix A. Our management team has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with us the audited financial statements in our Annual Report on Form 10-K and discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with our independent auditors, who are responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from us including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

     The Audit Committee discussed with independent auditors the overall scope and plans for their audits. The Audit Committee meets with independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. The Audit Committee held five meetings during fiscal year 2000.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of our independent auditors for fiscal 2001.

     Report submitted by: George Neil, Anthony Sun and Harry Van Wickle.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE ON EXECUTIVE COMPENSATION

  Compensation Committee Interlocks and Insider Participation

     Our 2000 Compensation and Stock Option Committee's members, Donald Beadle, Irwin Federman and Michael Splinter, are independent directors who are not and have never been employees of our company and who further qualify as outside directors under Section 162(m) of the Internal Revenue Code. None of our executive officers served on the board of directors or compensation committee of any entity which has one or more of its executive officers serving as a member of our Board of Directors or the Compensation and Stock Option Committee.

     The Compensation and Stock Option Committee is accountable for the approval of cash compensation programs that fairly compensate key executives and employees and that relate the pay levels of officers to the performance of our company. The Compensation and Stock Option Committee is also responsible for all stock option grants to executive officers.

OBJECTIVES OF OUR EXECUTIVE COMPENSATION OPTION PLAN

     Our executive compensation is based on the premise that the executive officers are responsible for achievement of our goals and objectives and are rewarded when achievement of these goals results in successful financial performance. The Compensation and Stock Option Committee intends to control fixed salary costs, to provide a high degree of leverage in officers' pay based on our actual performance, to allow flexibility to respond to specific individual issues such as retention, and to balance cost to stockholders against providing appropriate incentives for value creation. To structure the actual annual compensation plans, the Compensation and Stock Option Committee relies on research performed by an independent compensation consulting firm, and advice from our human resources department. For comparison purposes, we have identified a group of high-performing companies, or peer companies both within and outside our industry. We compete with the peer companies for the hiring and retention of key executives and accordingly compares our executive compensation practices to these companies. Each peer company shares at least one attribute, such as high technology, location or size with us. These comparisons also include the relative financial performance of our company and the peer companies. Since executive search and retention is not necessarily industry specific, we make no attempt to correlate the list of peer companies with the companies in the Nasdaq Computer Manufacturers Index, our Industry index in the "Stock Performance Graph."

     The total compensation plan developed for each officer includes base salary, incentive bonus and stock options in addition to participation in our Cash and Deferred Profit Sharing and Employee Stock Purchase plans subject to the same eligibility criteria applicable to all employees. Executive officers are also eligible to defer salary under our 401(k) Plan. Average base salary is targeted at or below the 50th percentile of base salaries for executives with similar positions among the peer companies. The Compensation and Stock Option Committee considers this level of base salary sufficient, in the context of the total compensation package, to attract and retain executives of the caliber required to manage a company that employs leading edge technology in a fiercely competitive, rapidly changing industry, while controlling this fixed component of compensation in the event of poor business conditions or company performance. On an individual basis, the base salaries of our executive officers range from the 30th percentile to the 75th percentile. Variation from the targeted range is due to individual qualifications, including performance, specific technical knowledge, experience and/or total targeted cash compensation as judged by the Compensation and Stock Option Committee.

     To complement base salary, the Compensation and Stock Option Committee administers the Management Bonus Plan. This bonus plan is designed to provide substantial rewards for exceeding financial performance targets and little or no payout when we perform poorly. Specifically, the bonus plan provides a pool of funds available for bonus payments based on our operating income as compared to the Annual Operating Plan as approved by the Board of Directors in the first quarter of each fiscal year. The maximum pool is equal to 7% of operating income when actual operating income is greater than or equal to 122% of the Annual Operating Plan. This percentage declines linearly to 2% of operating income at a level of 66.67% of the Annual Operating Plan and to 0% when there is no operating income or an operating loss. The Compensation and Stock Option Committee allocates this pool to the executives, up to each executive's pre-established maximum, and to other non-executive employees, based on its judgment of each individual's contributions to our financial and operating performance. Since we sustained an operating loss in 2000, no payments were accrued or paid under the bonus plan for the fiscal year.

     The Compensation and Stock Option Committee also administers our Discretionary Bonus Plan. The discretionary plan is designed to allow the Compensation and Stock Option Committee the flexibility to grant a bonus to an executive if an executive has achieved a substantial objective during a time when the bonus plan cannot provide a payout or if there is a specific retention issue related to the executive's level of income.

     In addition to cash compensation, our executive compensation plan includes stock options that are designed to align the interests of the executive officers with those of stockholders, providing each officer with a significant incentive to manage our company from the long-term perspective of an owner with an equity stake in the business. The stock option plan encourages long-term retention and provides rewards to executives and other eligible employees commensurate with growth in stockholder value. The Compensation and Stock Option Committee had the sole responsibility for making option grants to our executive officers during 2000. The Compensation and Stock Option Committee also approved the guidelines for option grants made to other key employees during that fiscal year. Due to continued difficult market conditions, our limited ability to pay cash bonuses and the need to retain key employees, actual option grants, net of cancellations, for the fiscal year totaled 3.7% of the weighted average number of shares issued and outstanding. All stock options were granted at market price on the date of grant and have a maximum term of ten years.

     The Compensation and Stock Option Committee has established guidelines for the number of options to be granted to each level of executive officer, non-executive management and key individual contributors based on analysis of competitive data and internal estimates of the number of options necessary to attract and retain these employees. These guidelines were used to determine the range of options to be granted to each employee through our annual grant program. The Compensation and Stock Option Committee applied its judgment of individual performance, with some consideration for the number of unvested options held by an individual, when making specific grants to each executive officer.

     The Compensation and Stock Option Committee deemed it in the best interest of Komag to grant new options as a retention tool to executive officers. Accordingly, in January 2000, the committee granted 30,000 shares to one executive officer with equal quarterly vesting installments beginning on March 15, 2000. In February 2000, the Compensation and Stock Option Committee granted 105,000 shares to two current executive officers. These options vest 50% on June 15, 2000, 25% on September 15, 2000 and 25% on December 15, 2000. In February 2000, the Compensation and Stock Option Committee granted a

60,000 share option to another executive officer with equal quarterly vesting installments of 16.667% beginning September 15, 2000. In September 2000, the Compensation and Stock Option Committee granted 400,000 options to one executive officer who is also Chairman of the Board. This option becomes exercisable in a series of installments with 25% vesting one year from the date of grant, and the remaining 75% vesting in equal monthly installments over the subsequent three years. In November 2000, the Compensation and Stock Option Committee granted 655,565 options to 11 current executive officers. 627,545 of these options become exercisable in a series of 12 equal monthly installments with 8.33% vesting one month following grant date, and the remainder vesting in equal installments over the next 11 months. The remaining 28,020 options vest 50% six months following the date of grant, and the remaining 50% vest 12 months after the date of grant. Additionally, options granted to Mr. Tan are detailed in the following discussion.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Base salary of Thian Hoo Tan for 2000 was at approximately the 50th percentile of salaries paid to executives in comparable positions at the peer companies, in accordance with the Compensation and Stock Option Committee's target. Mr. Tan received $11,922 in bonus compensation in 2000. We granted Mr. Tan stock options for 104,795 shares of our common stock during the year.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

     As a result of Section 162(m) of the Internal Revenue Code, which was enacted into law in 1993, we will not be allowed a Federal income tax deduction for compensation paid to certain officers, to the extent that compensation exceeds one million dollars per officer in any one year. This limitation is in effect for each fiscal year of our company beginning after December 31, 1993 and applies to all compensation paid to the covered executive officers which is not considered to be performance based. Compensation, which does qualify as performance-based compensation, will not have to be taken into account for purposes of this limitation. At the 1994 annual meeting, we obtained stockholder approval for certain amendments to our 1987 Restated Stock Option Plan which were designed to assure that any compensation deemed paid in connection with the exercise of stock options granted under that plan, with an exercise price equal to the market price of our common stock on the grant date, would qualify as performance-based compensation. The Bonus Plan was restructured in 1996 and approved by stockholders so that the payments made under that plan would also qualify as performance-based compensation under Section 162(m) and we obtained a ruling from the Internal Revenue Service that the payments under the Bonus Plan will qualify as performance-based compensation. Stockholders subsequently approved an amendment to the Bonus Plan in 1997, and future payments thereunder should continue to qualify as performance-based compensation that would not be subject to the Internal Revenue Code Section 162(m) limitation on deductibility.

STOCK PERFORMANCE GRAPH

     The following graph shows a five-year comparison of cumulative total return on our common stock, the Nasdaq Composite Index, and the Nasdaq Computer Manufacturers Index from December 29, 1995 through December 29, 2000.

                              [PERFORMANCE GRAPH]

     The chart above assumes $100 invested on December 29, 1995, in Komag common stock, the Nasdaq Composite Index and the Nasdaq Computer Manufacturers Index, and the reinvestment of dividends (although dividends have not been declared on our common stock). Historical returns are not necessarily indicative of future performance. The graph was plotted using the following data:

----------------------------------------------------------------------------------------------
PRICES INDEXED TO AN INITIAL
     INVESTMENT OF $100        12/29/95   12/27/96   12/26/97   12/31/98   12/31/99   12/29/00
----------------------------------------------------------------------------------------------
 Komag, Incorporated           $100.00    $116.53    $ 62.06    $ 44.99    $ 13.55    $  2.85
 Nasdaq Composite              $100.00    $123.19    $145.03    $212.51    $394.94    $237.68
 Nasdaq Computer Mfg           $100.00    $137.97    $153.86    $351.82    $746.12    $420.37
----------------------------------------------------------------------------------------------

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth the compensation earned by our Chief Executive Officer, each of our four most highly compensated executive officers whose base salary and bonus for the 2000 fiscal year was in excess of $100,000, our President and one additional executive officer who earned in excess of $100,000, for services rendered in all capacities to us and our subsidiaries for the 2000, 1999 and 1998 fiscal years.

                                                                       LONG TERM
                                                                     COMPENSATION
                                          ANNUAL COMPENSATION        -------------
                                      ---------------------------    STOCK OPTIONS     ALL OTHER
                                               SALARY      BONUS        GRANTED       COMPENSATION
    NAME AND PRINCIPAL POSITION       YEAR     ($)(1)     ($)(2)     (# OF SHARES)        ($)
    ---------------------------       ----    --------    -------    -------------    ------------
Thian Hoo Tan.......................  2000    $400,001    $11,922        104,795       $      625(6)
  Chief Executive Officer             1999    $331,399         --      1,714,595       $      625
                                      1998    $257,216         --         63,067       $      625
Michael A. Russak(3)................  2000    $ 63,779                    83,230       $       --
  President                           1999          --    $    --             --       $       --
                                      1998          --         --             --               --
Christopher H. Bajorek..............  2000    $374,999    $ 8,941         83,230       $1,070,631(6)(7)
  Executive Vice President --         1999    $372,922         --        466,460       $      723
  Advanced Technology                 1998    $321,000         --         86,640       $      625
Ray L. Martin.......................  2000    $275,001    $ 8,941         61,960       $    2,821(6)(8)
  Executive Vice President --         1999    $275,464         --        201,530       $    3,512
  Sales and Customer Service          1998    $249,620         --         29,167       $    3,852
Edward H. Siegler(4)................  2000    $198,077    $12,153        104,510       $      625(6)
  Vice President, Chief Financial
     Officer                          1999          --         --             --               --
  and Secretary                       1998          --         --             --               --
Timothy H. Starkey(5)...............  2000    $210,670    $12,153         97,360       $    5,425(6)(9)
  Vice President --                   1999    $     --    $    --             --       $       --
  Worldwide Substrate Operations      1998    $     --         --             --       $       --
Tsutomu T. Yamashita................  2000    $212,301    $11,653         49,510       $      625(6)
  Vice President --                   1999    $209,744        750        269,120       $    3,969
  Process Development                 1998    $199,526         --         50,055       $      625

---------------
(1) Includes salary deferred under the Komag Savings and Deferred Profit Sharing Plan and our Non-Qualified Deferred Compensation Plan.

(2) Includes amounts earned for the indicated year under our Cash Profit Sharing Plan, the Management Bonus Plan and the Discretionary Bonus Plan. Amounts earned under the Cash Profit Sharing Plan are accrued during a given year and are paid in July of that year and January or February of the following year. Bonuses earned under the Management Bonus Plan are accrued during a given year and paid in January or February of the following year. Bonuses under the Discretionary Bonus Plan are awarded by the Compensation and Stock Option Committee for a particular fiscal year solely on the basis of such Committee's competitive compensation analysis for that year.

(3) Mr. Russak joined our company in October 2000 and became President in February 2001.

(4) Mr. Siegler became Vice President, Chief Financial Officer and Secretary in February 2000.

(5) Mr. Starkey became Vice President -- Worldwide Substrate Operations in February 2000. He resigned in February 2001.

(6) Includes the matching contributions ($0.25 match per $1.00 individual contribution) made by us on behalf of each named executive officer to the
    Section 401(k) Savings Program, up to a maximum match of $625.

(7) Includes $1,070,006 paid by us on behalf of Mr. Bajorek in connection with settlement of a lawsuit and associated payments.

(8) Includes $2,196 paid by us on behalf of Mr. Martin in connection with his personal use of an automobile.

(9) Includes $4,800 paid by us on behalf of Mr. Starkey in connection with his personal use of an automobile.

STOCK OPTIONS

     The following table provides information with respect to the stock option grants made for the 2000 fiscal year under our 1987 Restated Stock Option Plan to the executive officers named in the Summary Compensation Table. Except for the limited stock appreciation right described below, which formed part of the option grant made to each of those executive officers, no stock appreciation rights were granted to such individuals during the 2000 fiscal year. Potential Realizable Values noted below reflect hypothetical appreciation based on the stock price at grant date.

                                           INDIVIDUAL GRANTS
                                       -------------------------
                                       NUMBER OF     % OF TOTAL
                                       SECURITIES     OPTIONS      EXERCISE OR
                                       UNDERLYING    GRANTED TO    BASE PRICE    OPTION DATE
                            DATE OF     OPTIONS     EMPLOYEES IN    ($/SHARE)      MARKET      EXPIRATION
           NAME              GRANT      GRANTED     FISCAL YEAR        (1)          VALUE         DATE
           ----             --------   ----------   ------------   -----------   -----------   ----------
Thian Hoo Tan.............  11/27/00    104,795         1.86          $1.25         $1.25       11/27/10
Michael A. Russak.........  11/27/00     83,230         1.47          $1.25         $1.25       11/27/10
Christopher H. Bajorek....  11/27/00     83,230         1.47          $1.25         $1.25       11/27/10
Ray L. Martin.............  11/27/00     61,960         1.10          $1.25         $1.25       11/27/10
Edward H. Siegler.........    2/1/00     55,000         0.97          $2.81         $2.81         2/1/10
                            11/27/00     49,510         0.88          $1.25         $1.25       11/27/10
Timothy H. Starkey........    2/1/00     60,000         1.06          $2.81         $2.81         2/1/10
                            11/27/00     37,360         0.66          $1.25         $1.25       11/27/10
Tsutomu T. Yamashita......  11/27/00     49,510         0.88          $1.25         $1.25       11/27/10


                            POTENTIAL REALIZABLE VALUE
                              AT ASSUMED ANNUAL RATES
                             STOCK PRICE APPRECIATION
                                  FOR OPTION TERM
                            ---------------------------
           NAME               5%($)(2)      10%($)(2)
           ----             ------------   ------------
Thian Hoo Tan.............  $ 82,381.27    $208,770.30
Michael A. Russak.........  $ 65,428.62    $165,808.98
Christopher H. Bajorek....  $ 65,428.62    $165,808.98
Ray L. Martin.............  $ 48,707.89    $123,435.35
Edward H. Siegler.........  $ 97,282.14    $246,532.04
                            $ 38,920.72    $ 98,632.73
Timothy H. Starkey........  $106,125.97    $268,944.04
                            $ 29,369.37    $ 74,427.78
Tsutomu T. Yamashita......  $ 38,920.72    $ 98,632.74

     Each new option has a maximum term of 10 years, subject to earlier termination upon the optionee's cessation of service. Each option will become immediately exercisable for all the option shares in the event we are acquired by a merger or asset sale (unless the option is assumed or replaced by the acquiring entity) or in the event the optionee's employment terminates by reason of death or permanent disability. Each option includes a limited stock appreciation right which would result in the cancellation of that option upon a take-over of our company effected through a hostile tender offer for more than 50% of our outstanding common stock. In return, the optionee will be entitled to a cash distribution from us per canceled option share equal to the highest reported price paid per share of common stock in such tender offer less the option exercise price per share.
---------------
(1) The exercise price may be paid in cash, in shares of our common stock valued at fair market value on the exercise date, or through a cashless exercise procedure involving a same-day sale of the purchased shares.

(2) There is no assurance provided to any executive officer, or any other holder of our securities, that the actual stock price appreciation from the grant date and over the 10 year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the common stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

OPTION EXERCISES AND HOLDINGS

     The table below sets forth information concerning the exercise of options during the 2000 fiscal year and unexercised options held as of the end of such year by the executive officers named in the Summary Compensation Table. No stock appreciation rights were exercised during such fiscal year, and except for the limited stock appreciation rights described immediately following the Option Grant Table above which form part of each stock option grant, no stock appreciation rights were outstanding at the end of such fiscal year.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                     VALUE:

                                                                                                VALUE OF
                                                                          NUMBER OF            UNEXERCISED
                                                                    SECURITIES UNDERLYING     IN-THE-MONEY
                                          SHARES                     UNEXERCISED OPTIONS    OPTIONS AT FISCAL
                                         ACQUIRED        VALUE      AT FISCAL YEAR-END(#)    YEAR-END($)(2)
                                        ON EXERCISE   REALIZED(1)     EXERCISABLE (E)/      EXERCISABLE (E)/
                 NAME                       (#)           (#)         UNEXERCISABLE (U)     UNEXERCISABLE (U)
                 ----                   -----------   -----------   ---------------------   -----------------
Thian Hoo Tan.........................      --            $--               621,905E               $--E
                                                                          1,368,058U               $--U
Michael A. Russak.....................      --            $--               141,829E               $--E
                                                                            114,186U               $--U
Christopher H. Bajorek................      --            $--               462,840E               $--E
                                                                            408,990U               $--U
Ray L. Martin.........................      --            $--               205,056E               $--E
                                                                            208,434U               $--U
Edward H. Siegler.....................      --            $--               167,086E               $--E
                                                                            109,674U               $--U
Timothy H. Starkey....................      --            $--               100,326E               $--E
                                                                            107,345U               $--U
Tsutomu T. Yamashita..................      --            $--               277,656E               $--E
                                                                            229,701U               $--U

---------------
(1) Value Realized equals the market price value of the shares at the time of exercise less the exercise price of the shares.

(2) Excess of the closing price per share of our common stock at the end of the fiscal year ($0.65625) over the option exercise price. If the closing price is less than the exercise price, then the value of unexercised options equals zero.

                               OTHER INFORMATION

SECTION 16(a) BENEFICIAL REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% stockholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, based solely upon written review of reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% stockholders were met in a timely manner except that Form 3 to be filed by Donald Beadle, Ronald Buschur, Joseph Haefele, George Hall, Kamran Honardoost, Peter Norris, Michael
A. Russak, Ronald L. Schauer and Harry Van Wickle and Form 4 to be filed by Edward H. Siegler and Michael R. Splinter were filed late.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On October 2, 2000, we completed a merger with HMT Technology Corporation, or HMT, another independent manufacturer of thin-film media. The transaction was structured as a merger in which a wholly owned subsidiary of Komag merged with and into HMT and HMT became our wholly owned subsidiary. Upon completion of the merger, each outstanding share of HMT stock was converted into the right to receive 0.9094 of a share of our common stock. Each option to purchase shares of HMT stock automatically converted into an option to purchase shares of our common stock, as adjusted based on the 0.9094 exchange ratio. In addition, we assumed rights outstanding under HMT's employee stock purchase plan. The transaction was valued at approximately $144 million.

     We advanced a total of $233,684 to Mr. Thian Hoo Tan during the 1998 fiscal year as a personal loan. The advances bear interest at the market rate required under the federal tax laws. The highest amount outstanding under these advances during the 2000 fiscal year was $54,039, and as of February 25, 2001, the amount outstanding was $54,039.

OTHER BUSINESS

     The Board of Directors knows of no other business that will be presented for consideration at the annual meeting. If other matters are properly brought before the annual meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                 DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Our stockholders may submit proposals that they believe should be voted upon at the annual meeting or nominate persons for election to the Board of Directors. In accordance with our bylaws and applicable rules under the Securities Exchange Act of 1934, as amended, any proposal or nomination must be submitted in writing to our Secretary no later than December 30, 2001. As set forth in our bylaws, this submission must include certain specified information concerning the proposal or nominee, as the case may be. Proposals or nominations not meeting these requirements will not be entertained at the annual meeting. The Secretary should be contacted in writing at the address on the first page of this Proxy Statement to make any submission or to obtain additional information as to the proper form and content of submissions. Stockholders interested in submitting a proposal are advised to contact knowledgeable counsel with regards to the detailed requirements of submitting such a proposal.

                                          Sincerely,

                                          /s/ THIAN HOO TAN
                                          Thian Hoo Tan
                                          Chief Executive Officer

     KOMAG, INCORPORATED

     The annual meeting of stockholders will be held at 10:00 a.m. on Tuesday, May 15, 2001, at Komag, Building 10, located at:

                            1710 Automation Parkway
                           San Jose, California 95131

                                     [MAP]

                                                                      APPENDIX A

                              KOMAG, INCORPORATED
                            AUDIT COMMITTEE CHARTER

ORGANIZATION

     This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

     The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

     The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee will take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

     The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

     - The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

     - The committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

     - The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

     - The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                                                                       EXHIBIT A

                              KOMAG, INCORPORATED

                       1988 EMPLOYEE STOCK PURCHASE PLAN
             (RESTATED JUNE 29, 1992 AND AMENDED JANUARY 27, 1994,
            JANUARY 22, 1997, JANUARY 30, 1998 AND FEBRUARY 4, 1999)

I. PURPOSE

     The Komag, Incorporated 1988 Employee Stock Purchase Plan (the "Plan") is intended to provide eligible employees of the Company and one or more of its Corporate Affiliates with the opportunity to acquire a proprietary interest in the Company through participation in a plan designed to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code (the "Code").

II. DEFINITIONS

     For purposes of administration of the Plan, the following terms shall have the meanings indicated:

     Base Compensation means (i) the regular base earnings paid to a Participant by one or more Participating Companies, before deduction for any contributions made on the Participant's behalf to any Code Section 401(k) Plan maintained by the Company or any Corporate Affiliate. The calculation of Base Compensation may also include, at the discretion of the Plan Administrator exercisable prior to the start of any purchase period, bonuses, overtime pay, shift differentials and other differentials. Base Compensation shall be calculated on the basis of equivalent bi-weekly straight-time hours (up to a maximum of 79.50 hours for three-day shift employees and 80.00 hours for all other employees) multiplied by straight-time rate. In no event shall Base Compensation include any profit-sharing or other non-salary deferral contributions made on the Participant's behalf pursuant to any qualified profit-sharing plan under Code
Section 401(a).

     Board means the Board of Directors of the Company.

     Company means Komag, Incorporated, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Komag, Incorporated, which shall by appropriate action adopt the Plan.

     Corporate Affiliate means any company which is either the parent corporation or a subsidiary corporation of the Company (as determined in accordance with Section 424 of the Code), including any parent or subsidiary corporation which becomes such after the Effective Date.

     Effective Date means, with respect to the 1992 plan restatement, June 29, 1992. However, should any Corporate Affiliate become a Participating Company in the Plan after such applicable date, then such entity shall designate a separate Effective Date with respect to its employee-Participants.

     Employee means any person who is regularly engaged, for a period of more than 20 hours per week for more than 5 months per calendar year, in the rendition of personal services to the Company or any other Participating Company for earnings considered wages under Section 3121(a) of the Code.

     Fiscal Quarter means a three-month period corresponding to a fiscal quarter of the Company, based on the Company's 52-53 week fiscal year ending on the Sunday closest to December 31st of each year.

     Participant means any Employee of a Participating Company actively participating in the Plan.

     Participating Company means the Company and such Corporate Affiliate or Affiliates as may be designated from time to time by the Board. The Participating Companies in the Plan, as of the Effective Date, are listed in attached Schedule A.

     Stock means shares of the common stock of the Company.

III. ADMINISTRATION

     (a) The Plan shall be administered by a committee (the "Committee") comprised of at least two non-employee members of the Board appointed from time to time by the Board. The Committee as Plan Administrator shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan.

     (b) No member of the Committee while serving as such shall be eligible to participate in the Plan.

IV. PURCHASE PERIODS

     (a) Stock shall be offered for purchase under the Plan through a series of successive purchase periods until such time as (i) the maximum number of shares of Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with Article X or
Article XI.

     (b) The Plan shall be implemented in a series of successive purchase periods, each of such duration (not to exceed six months) as determined by the Plan Administrator prior to the start date of the purchase period. Purchase periods will start, at the Plan Administrator's discretion, either on the first day or the first Monday of each successive Fiscal Quarter or each alternate successive Fiscal Quarter. Accordingly, either four (4) or two (2) separate purchase periods may commence per Fiscal Year.

     (c) The Participant shall be granted a separate purchase right for each purchase period in which he/she participates. The purchase right shall be granted on the first day of the purchase period and shall be automatically exercised in (i) successive quarterly installments on the last day of each Fiscal Quarter such purchase right remains outstanding, in the case of a purchase period in which purchases are effected quarterly, or (ii) successive semi-annual installments on the last day of each alternate Fiscal Quarter such purchase right remains outstanding, in the case of a purchase period in which purchases are effected semi-annually.

     (d) An Employee may participate in only one purchase period at a time. Accordingly, an Employee who wishes to join a new purchase period must withdraw from the current purchase period in which he/she is participating and must also enroll in the new purchase period prior to the commencement date for that period.

     (e) The acquisition of Stock through participation in the Plan for any purchase period shall neither limit nor require the acquisition of Stock by the Participant in any subsequent purchase period. However, the acquisition of Stock through participation in the Plan for any purchase period shall be counted toward the limitations on the number of purchasable shares as provided in
Section VII(b) and the accrual limitations as provided in Section VIII.

     (f) Under no circumstances shall any purchase rights granted under the Plan be exercised, nor shall any shares of Stock be issued hereunder, until such time as (i) the Plan shall have been approved by the Company's shareholders and (ii) the Company shall have complied with all applicable requirements of the Securities Act of 1933 (as amended), all applicable listing requirements of any securities exchange on which the Stock is listed and all other applicable requirements established by law or regulation.

V. ELIGIBILITY AND PARTICIPATION

     (a) Every Employee of a Participating Company shall be eligible to participate in the Plan on the first day of the first purchase period following the Employee's commencement of service with the Company or any Corporate Affiliate, but in no event shall participation commence prior to the Effective Date.

     (b) In order to participate in the Plan for a particular purchase period, the Employee must complete the enrollment forms prescribed by the Plan Administrator (including a purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) prior to the commencement date of the purchase period. Such enrollment shall be effective for subsequent, but not overlapping, purchase periods, unless the Employee notifies the Plan Administrator (or its designate) to the contrary prior to the commencement date of any such subsequent purchase period.

     (c) The payroll deduction authorized by a Participant for purposes of acquiring Stock under the Plan may be any multiple of 1% of the Base Compensation paid to the Participant during the relevant purchase period, up to a maximum of 10%. The deduction rate so authorized shall continue in effect for the entire purchase period and for each subsequent purchase period, unless the Participant shall, prior to the end of the purchase period for which the purchase right is in effect, reduce the rate by filing the appropriate form with the Plan Administrator (or its designate). The reduced rate shall become effective as soon as practicable following the filing of such form. Each Participant shall be permitted such a rate reduction only two (2) times in each purchase period. The reduced rate shall continue in effect for the entire purchase period and for each subsequent purchase period, unless the Participant shall, prior to the commencement of any subsequent purchase period designate a different rate (up to the 10% maximum) by filing the appropriate form with the Plan Administrator (or its designate). The new rate shall become effective for the first purchase period commencing after the filing of such form. Payroll deductions, however, will automatically cease upon the termination of the Participant's purchase right in accordance with Section VII(d) or (e) below.

VI. STOCK SUBJECT TO PLAN

     (a) The Stock purchasable by Participants under the Plan shall, solely in the Board's discretion, be made available from either authorized but unissued Stock or from reacquired Stock, including shares of Stock purchased on the open market. The total number of shares of Stock which may be issued under the Plan shall not exceed 7,400,000 shares (subject to adjustment under Section VI(b)). Such share reserve includes the 2,550,000-share increase authorized by the Board on February 4, 1999, subject to stockholder approval at the 1999 Annual Meeting.

     (b) In the event any change is made to the Stock purchasable under the Plan by reason of any recapitalization, stock dividend, stock split, combination of shares or other change affecting the outstanding common stock of the Company as a class without receipt of consideration, then appropriate adjustments shall be made by the Plan Administrator to the class and maximum number of shares purchasable under the Plan, the class and maximum number of shares purchasable per Participant under any purchase right outstanding at the time or purchasable per Participant over the term of the Plan, and the class and number of shares and the price per share of the Stock subject to outstanding purchase rights held by Participants under the Plan.

VII. PURCHASE RIGHTS

     An Employee who participates in the Plan for a particular purchase period shall have the right to purchase Stock on the purchase dates designated by the Plan Administrator for such purchase period upon the terms and conditions set forth below and shall execute a purchase agreement embodying such terms and conditions and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

     (a) Purchase Price. The purchase price per share shall be the lesser of (i) 85% of the fair market value of a share of Stock on the date on which the purchase right is granted or (ii) 85% of the fair market value of a share of Stock on the date the purchase right is exercised. For purposes of determining such fair market value (and for all other valuation purposes under the Plan), the fair market value per share of Stock on any date shall be determined in accordance with the following provisions:

          (i) If the Stock is not at the time listed or admitted to trading on any stock exchange but is traded on the Nasdaq National Market, the fair market value per share shall be the closing selling price per share of Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no reported closing selling price on the date in question, then the closing selling on the last preceding date for which such quotation exists shall be determinative of fair market value.

          (ii) If the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Stock, as such price is officially quoted on such exchange. If there is no reported sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

     (b) Number of Purchasable Shares. The number of shares purchasable by a Participant on any particular purchase date shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the quarterly or semi-annual period beginning with the start of the purchase period or the most recent purchase date in the same purchase period (whichever is applicable), together with any amount carried over from the preceding purchase date in the same purchase period pursuant to the provisions of Section VII(f), by the purchase price in effect for such purchase date. However, the maximum number of shares purchasable by the Participant on any purchase date shall not exceed 3,000 shares, in the case of a purchase period in which purchases are effected quarterly, or 6,000 shares, in the case of a purchase period in which purchases are effected semi-annually (subject in either instance to adjustment under Section VI(b)). In addition, the maximum number of shares for which purchase rights may in the aggregate be granted to any individual who is subject to the short-swing profit restrictions of the Federal securities laws shall not exceed 50,000 shares (subject to adjustment under Section VI(b)) over the term of the Plan. Accordingly, no such officer or director shall be eligible to receive purchase rights for any purchase period if the number of shares which would otherwise be purchasable by such individual for that purchase period would result in the issuance to such individual of shares of Stock in excess of the maximum number of shares purchasable in the aggregate by such individual over the term of the Plan. Each of the foregoing share-limitations has been adjusted to reflect the two-for-one forward split of the Stock effected on December 21, 1995.

     Under no circumstances shall purchase rights be granted under the Plan to any Employee if such Employee would, immediately after the grant, own (within the meaning of Section 424(d) of the Code), or hold outstanding options or other rights to purchase, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its Corporate Affiliates.

     (c) Payment. Payment for Stock purchased under the Plan shall be effected by means of the Participant's authorized payroll deductions. Such deductions shall begin on the first pay day coincident with or immediately following the commencement date of the relevant purchase period and shall terminate with the pay day ending with or immediately prior to the last day of the purchase period. The amounts so collected shall be credited to the Participant's individual account under the Plan, but no interest shall be paid on the balance from time to time outstanding in the account. The amounts collected from a Participant may be commingled with the general assets of the Company and may be used for general corporate purposes.

     (d) Termination of Purchase Rights.

     (i) A Participant may, prior to any purchase date, terminate his/her outstanding purchase right under the Plan by filing the prescribed notification form with the Plan Administrator (or its designate). The Company will then refund all sums previously collected from the Participant and not previously applied to the purchase of Stock during the purchase period, and no further amounts will be collected from the Participant with respect to the terminated purchase right.

     (ii) The termination shall be irrevocable with respect to the particular purchase period to which it pertains and shall also require the Participant to re-enroll in the Plan (by making a timely filing of a new purchase agreement and payroll deduction authorization) if the Participant wishes to resume participation in a subsequent purchase period.

     (e) Termination of Employment. If a Participant ceases Employee status during any purchase period, then the Participant's outstanding purchase right under the Plan shall immediately terminate and all sums previously collected from the Participant and not previously applied to the purchase of stock during such purchase period shall be promptly refunded. However, should the Participant die or become permanently disabled while in Employee status, then the Participant or the person or persons to whom the rights of the deceased Participant under the Plan are transferred by will or by the laws of descent and distribution (the "successor") will have the election, exercisable at any time prior to the purchase date for the quarterly or semi-annual period in which the Participant dies or becomes permanently disabled, to (i) withdraw all the funds in the Participant's payroll account at the time of his/her cessation of Employee status or (ii) have such funds applied to the purchase of shares of Stock on the next purchase date. In no event, however, shall any further payroll deductions be added to the Participant's account following his/her cessation of Employee status.

     For purposes of the Plan: (a) a Participant shall be considered to be an Employee for so long as such Participant remains in the employ of the Company or any other Participating Company under the Plan and (b) a Participant shall be deemed to be permanently disabled if he/she is unable, by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of at least twelve (12) months, to engage in any substantial gainful employment.

     (f) Stock Purchase. Outstanding purchase rights shall be automatically exercised in a series of successive installments as provided in Section IV(c). The exercise shall be effected by applying the amount credited to the Participant's account on the last date of the Fiscal Quarter, in the case of a purchase period in which purchases are effected quarterly, or the last date of the alternate Fiscal Quarter, in the case of a purchase period in which purchases are effected semi-annually, to the purchase of whole shares of Stock (subject to the limitations on the maximum number of purchasable shares set forth in Section VII(b)) at the purchase price in effect for such purchase date. Any amount remaining in the Participant's account after such purchase shall be held for the purchase of Stock on the next quarterly or semi-annual purchase date within the purchase period; provided, however, that any amount not applied to the purchase of Stock at the end of a purchase period shall be refunded promptly after the close of the purchase period, and any amount not applied to the purchase of stock by reason of the Section VII(b) limitations on the maximum number of purchasable shares shall be refunded promptly after the quarterly or semi-annual purchase date.

     (g) Proration of Purchase Rights. Should the total number of shares of Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and any amounts credited to the accounts of Participants shall, to the extent not applied to the purchase of Stock, be refunded to the Participants.

     (h) Rights as Shareholder. A Participant shall have no rights as a shareholder with respect to shares covered by the purchase rights granted to the Participant under the Plan until the shares are actually purchased on the Participant's behalf in accordance with Section VII(f). No adjustments shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

     A Participant shall be entitled to receive, as soon as practicable after the date of each purchase, stock certificates for the number of shares purchased on the Participant's behalf. Such certificate may, upon the Participant's request, be issued in the names of the Participant and his/her spouse as community property or as joint tenants with right of survivorship.

     In lieu of delivering a stock certificate to each Participant, the Plan Administrator may, in its discretion, implement a designated broker program and direct the Company to issue a single stock certificate to a broker designated by the Plan Administrator. Such designated broker shall establish an account for each Participant in the Plan and shall effect transfers and sales from such account at the direction of the Participant. To facilitate the designated broker program, the Plan Administrator may require, as a condition to participation in the Plan, that a Participant agree to the issuance of his or her stock certificates directly to the designated broker.

     (i) Assignability. No purchase rights granted under the Plan shall be assignable or transferable by a Participant except by will or by the laws of descent and distribution, and the purchase rights shall, during the lifetime of the Participant, be exercisable only by such Participant.

     (j) Merger or Liquidation of Company. In the event the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of a sale, merger or reorganization in which the Company will not be the surviving corporation (other than a reorganization effected primarily to change the State in which the Company is incorporated) or in the event the Company is liquidated, then all outstanding purchase rights under the Plan shall automatically be exercised immediately prior to such sale, merger, reorganization or liquidation by applying all sums previously collected from Participants pursuant to their payroll deductions in effect for such rights to the purchase of whole shares of Common Stock, subject, however, to the applicable limitations of Section VII(b).

VIII. ACCRUAL LIMITATIONS

     (a) No Participant shall be entitled to accrue rights to acquire Stock pursuant to any purchase right under this Plan if and to the extent such accrual, when aggregated with (I) Stock rights accrued under other purchase rights outstanding under this Plan and (II) similar rights accrued under other employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company or its Corporate Affiliates, would otherwise permit such Participant to purchase more than $25,000 worth of stock of the Company or any Corporate Affiliate (determined on the basis of the fair market value of such stock on the date or dates such rights are granted to the Participant) for each calendar year such rights are at any time outstanding.

     (b) For purposes of applying the accrual limitations of Section VIII(a), the right to acquire Stock under each purchase right outstanding under the restated Plan shall accrue as follows:

          - The right to acquire Stock under each such purchase right shall accrue in a series of successive quarterly or semi-annual installments as and when the purchase right first becomes exercisable for each installment as provided in Section IV(c).

          - No right to acquire Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Stock under that purchase right or any other purchase rights held by the Participant at the rate of $25,000 worth of Stock (based on the fair market value on the date or dates of grant) for each calendar year (or portion thereof) for which such purchase rights have been outstanding.

          - If by reason of the Section VIII(a) limitations, the Participant's outstanding purchase right does not accrue for a particular purchase date of any purchase period, then the payroll deductions which the Participant made during that quarterly or semi-annual period with respect to such purchase right shall be promptly refunded.

     (c) In the event there is any conflict between the provisions of this
Article VIII and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article VIII shall be controlling.

IX. STATUS OF PLAN UNDER FEDERAL TAX LAWS

     (a) The Plan is designed to qualify as an employee stock purchase plan under Code Section 423. However, the Plan Administrator may, at any time in its discretion, cease to administer the Plan as a qualified employee stock purchase plan under Code Section 423. Accordingly, share purchases effected under the Plan at any time after the Plan ceases to be administered as a qualified employee stock purchase plan under Code Section 423 (whether pursuant to purchase rights granted before or after the Plan ceases to be qualified) shall result in taxable income to each Participant equal to the excess of (i) the fair market value of the purchased shares on the purchase date over (ii) the purchase price paid for such shares.

     (b) To the extent required by law, the Company's obligation to deliver shares to the Participant upon the exercise of any outstanding purchase right shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

X. AMENDMENT AND TERMINATION

     (a) The Board may from time to time alter, amend, suspend or discontinue the Plan; provided, however, that no such action shall become effective prior to the exercise of outstanding purchase rights at the end of the quarterly or semi-annual period in which such action is authorized; and provided, further, that no such action of the Board may, without the approval of the shareholders of the Company, increase the number of shares issuable under the Plan or the maximum number of shares which any one Participant may purchase during a single purchase period or over the term of the Plan (except for adjustments permitted under Section VI(b)), alter the purchase price formula so as to reduce the purchase price specified in the Plan, otherwise materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

     (b) The Company shall have the right, exercisable in the sole discretion of the Plan Administrator, to terminate the Plan immediately following the end of a quarterly or semi-annual purchase date. Should the Company elect to exercise such right, then the Plan shall terminate in its entirety, and no further purchase rights shall thereafter be granted, and no further payroll deductions shall thereafter be collected, under the Plan.

XI. GENERAL PROVISIONS

     (a) The Plan was initially adopted by the Board on January 21, 1988 and approved by the stockholders on June 7, 1988. In January 1991, the Board approved a 250,000-share increase in the number of shares of Common Stock issuable under the Plan, and the stockholders approved such increase in May 1991. The 1992 restatement of the Plan and the 250,000-share increase approved by the Board on January 23, 1992 became effective on the first day of the first purchase period which began after the 1992 Annual Stockholders Meeting. Additional amendments were made to the Plan on January 27, 1994, January 22, 1997, and January 30, 1998 to increase the number of shares of Stock reserved for issuance under the Plan, and the January 1997 amendment also extended the term of the Plan to December 31, 2001. On February 4, 1999, the Board authorized an amendment to the Plan to increase the number of shares of Stock available for issuance hereunder by an additional 2,550,000 shares, subject to stockholder approval at the 1999 Annual Meeting. If such stockholder approval is not obtained, then no purchase rights will be granted under the Purchase Plan on the basis of the 2,550,000-share increase.

     (b) The provisions of this restated Plan shall apply only to purchase rights exercised under the Plan from and after the Effective Date of such restatement. All exercises effected under the Plan prior to such Effective Date were governed by the terms and conditions of the Plan as in effect on each such exercise date, and nothing in this restated Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of the shares of Common Stock acquired thereunder.

     (c) The Plan shall terminate upon the earlier of (i) December 31, 2001 or
(ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan.

     (d) All costs and expenses incurred in the administration of the Plan shall be paid by the Company.

     (e) Neither the action of the Company in establishing the Plan, nor any action taken under the Plan by the Plan Administrator, nor any provision of the Plan itself shall be construed so as to grant any person the right to remain in the employ of the Company or any of its Corporate Affiliates for any period of specific duration, and such person's employment may be terminated at any time, with or without cause.

     (f) The provisions of the Plan shall be governed by the laws of the State of California.

                                   SCHEDULE A

                           COMPANIES PARTICIPATING IN
                       1988 EMPLOYEE STOCK PURCHASE PLAN

                             AS OF FEBRUARY 4, 1999

                              Komag, Incorporated

                        Komag Material Technology, Inc.

                          Komag U.S.A. (Malaysia) Sdn.

                            Komag Asia Pacific, Inc.

                                                                       EXHIBIT B

                              KOMAG, INCORPORATED

                       2001 EMPLOYEE STOCK PURCHASE PLAN

     1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2. DEFINITIONS.

     (a) "Board" shall mean the Board of Directors of the Company.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (c) "Common Stock" shall mean the Common Stock of the Company.

     (d) "Company" shall mean Komag, Incorporated, a Delaware corporation, and any Designated Subsidiary of the Company.

     (e) "Compensation" shall mean all regular base earnings before deduction for any contributions made to any Code Section 401(k) Plan maintained by the Company or any affiliate (as such term is defined in Section 424 of the Code) of the Company. The calculation of Compensation may also include, at the discretion of the Administrator exercisable prior to the start of any Offering Period, bonuses, overtime pay, shift differentials and other differentials. Compensation shall be calculated on the basis of equivalent bi-weekly straight-time hours (up to a maximum of 79.50 hours for three-day shift employees and 80.00 hours for all other employees multiplied by the applicable straight-time rate. In no event shall Compensation include any profit-sharing or other non-salary deferral contributions made to any qualified profit-sharing plan under Code Section 401(a).

     (f) "Designated Subsidiary" shall mean any Subsidiary that has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

     (g) "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty
(20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds ninety (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

     (h) "Enrollment Date" shall mean the first day of each Offering Period.

     (i) "Exercise Date" shall mean the last day of each Offering Period.

     (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

          (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common

     Stock on the last market trading day prior to the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

     (k) "Offering Period" shall mean a period of approximately six (6) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after March 1 and terminating on the last Trading Day in the period ending the following September 1, or commencing on the first Trading Day on or after September 1 and terminating on the last Trading Day in the period ending the following March 1; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after July 1, 2001 and end on the last Trading Day on or before March 1, 2002. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

     (l) "Plan" shall mean this 2001 Employee Stock Purchase Plan.

     (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided, however, that the Purchase Price may be adjusted by the Board pursuant to Section 20.

     (n) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

     (o) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     (p) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

     3. ELIGIBILITY.

     (a) General. Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

     (b) Limitations. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4. OFFERING PERIODS. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on March 1 and September 1 of each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after July 1, 2001 and end March 1, 2002. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

     5. PARTICIPATION.

     (a) Enrollment. An Employee may become a participant in the Plan by completing an enrollment form authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

     (b) Payroll Deductions. Payroll deductions for a participant shall commence on the first payday following the Enrollment Date and shall end on the last payday in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6. PAYROLL DEDUCTIONS.

     (a) At the time a participant files his or her enrollment form, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

     (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

     (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new enrollment form authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new enrollment form unless the Company elects to process a given change in participation more quickly. A participant's enrollment form shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

     (d) Notwithstanding the foregoing, to the extent necessary to comply with
Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant's enrollment form at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

     (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7. GRANT OF OPTION. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than 6,000 shares (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The Employee may accept the grant of such option by turning in a completed and signed enrollment form to the Company on or prior to the first day of the Offering Period. The administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company's Common Stock an employee may purchase during an Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to
Section 10 hereof. The option shall expire on the last day of the Offering
Period.

     8. EXERCISE OF OPTION. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in
Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9. DELIVERY. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, the shares purchased upon exercise of his or her option.

     10. WITHDRAWAL.

     (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit A to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new enrollment form.

     (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

     11. TERMINATION OF EMPLOYMENT. Upon a participant's ceasing to be an Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant's option shall be automatically terminated.

     12. INTEREST. No interest shall accrue on the payroll deductions of a participant in the Plan.

     13. STOCK.

     (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 2,000,000 shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2002 equal to the lesser of (i) 3,000,000 shares, (ii) 2% of the outstanding shares on such date, or (iii) a lesser amount determined by the Board. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

     (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

     (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

     14. ADMINISTRATION. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

     15. DESIGNATION OF BENEFICIARY.

     (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

     (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     16. TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     17. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     18. REPORTS. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     19. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, LIQUIDATION, MERGER OR ASSET SALE.

     (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, the maximum number of shares each participant may purchase per Offering Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

     (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"). The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

     20. AMENDMENT OR TERMINATION.

     (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 and Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

     (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     (c) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

          (i) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

          (ii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

          (iii) allocating shares.

     Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

     21. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     22. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     23. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

                          EMPLOYEE STOCK PURCHASE PLAN
                       ENROLLMENT/CHANGE/WITHDRAWAL FORM

         TYPE OF ACTION                    COMPLETE SECTIONS                    COMPANY LOCATION
         --------------                    -----------------                    ----------------

[ ] New Enrollment                              1 And 4                 [ ] KUS -- Corporate
[ ] Payroll Deduction Change                     2 Only                 [ ] KMT -- Santa Rosa
[ ] Withdrawal                                   3 Only                 [ ] KMS -- Penang
[ ] Beneficiary Change                           4 Only                 [ ] KSO -- Sarawak
                                                                        [ ] SING -- Singapore

 PERSONAL INFORMATION

 Name
--------------------------------------------------------------------------------
             Last                     First                    M.I.

 Address
--------------------------------------------------------------------------------
                                     Street

--------------------------------------------------------------------------------
             City                   State                  Zip Code

 Social Security No. [ ] [ ] [ ]-[ ] [ ]-[ ] [ ] [ ] [ ]

 Department No. [ ] [ ] [ ] [ ] [ ]  Employee No. [ ] [ ] [ ] [ ]
--------------------------------------------------------------------------------

 SECTION 1

 NEW ENROLLMENT        I hereby elect to participate in the Komag, Incorporated
                       Employee Stock Purchase Plan (the "Plan") and subscribe to purchase shares of the Company's Common Stock, $.01 per
                       value, in accordance with this Agreement and the Plan. I
                       hereby authorize payroll deductions from each paycheck in
                       that percentage of my compensation as shown below, in
                       accordance with the Plan (up to 10%).
                       Amount to be Deducted (Circle
                       One)  0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10%

--------------------------------------------------------------------------------

 SECTION 2

 PAYROLL DEDUCTION
 CHANGE                Effective: ________/________/________ [ ] Increase Payroll Deduction
                       Month    Day    Year
                                                            [ ] Decrease Payroll Deduction
                       Amount to be Deducted (Circle One)  0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10%
                       NOTE:* Increase may be made only at the beginning of an Offering
                       Period. You may decrease deductions once during an Offering Period.

--------------------------------------------------------------------------------

 SECTION 3

 WITHDRAWAL            Effective: ________/________/________
                       Month    Day    Year

--------------------------------------------------------------------------------

 SECTION 4

                                  Beneficiary                 Relationship of Beneficiary
 BENEFICIARY
                       ----------------------------------------------------------------------

                 AUTHORIZATION (READ CAREFULLY AND SIGN BELOW)
    I understand that my payroll deductions shall be accumulated for the purchase of shares of Common Stock. The purchase price per share will be the lower of (i) 85% of the fair market value on the first day of an Offering Period or (ii) 85% of the fair market value on the last day of an Offering Period.
    I understand that this enrollment will be effective for each Offering Period unless I notify Stock Administration and Payroll to the contrary.
    I have received a copy of the Company's most recent prospectus which describes the Plan. I understand that my participation is in all respects subject to the terms of the Plan.
    I understand that the Company has the right, exercisable in its sole discretion, to amend or terminate the Plan at any time, with such amendment or termination to become effective immediately following the close of an Offering Period. Should the Company elect to terminate the Plan, I shall have no further rights to purchase Common Stock pursuant to this Agreement.

                                ---------------------------        ------------------------------------------------
                                            Date                                Signature of Employee

                                                                       EXHIBIT C

                              KOMAG, INCORPORATED

                        RESTATED 1987 STOCK OPTION PLAN
                 (AMENDED AND RESTATED THROUGH APRIL 16, 1999)

                                  ARTICLE ONE

                               GENERAL PROVISIONS

I. PURPOSES OF THE PLAN

     This Restated 1987 Stock Option Plan (the "Plan") is intended to promote the interests of Komag, Incorporated, a Delaware corporation (the
"Corporation"), by providing a method whereby eligible individuals may be offered incentives and rewards which will encourage them to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation and continue to render services to the Corporation (or its parent or subsidiary corporations).

II. STRUCTURE OF THE PLAN

     Option Programs. The Plan shall be divided into two separate components: the Discretionary Option Grant Program described in Article Two and the Automatic Option Grant Program described in Article Three. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two. Under the Automatic Option Grant Program, each eligible member of the Corporation's Board of Directors (the "Board") will automatically receive an option grant to purchase shares of Common Stock in accordance with the provisions of Article Three.

     B. General Provisions. Unless the context clearly indicates otherwise, the provisions of Articles One and Four of the Plan shall apply to the Discretionary Option Grant Program and the Automatic Option Grant Program and shall accordingly govern the interests of all individuals under the Plan.

III. ADMINISTRATION OF THE PLAN

     The Discretionary Option Grant Program shall be administered by one or more committees comprised of Board members. The primary committee (the "Primary Committee") shall be comprised of two or more non-employee Board members and shall have sole and exclusive authority to grant stock options and stock appreciation rights under the Discretionary Option Grant Program to officers and employee-directors of the Corporation subject to the short-swing profit restrictions of the Federal securities laws. Stock options may be granted under the Discretionary Option Grant Program to all other eligible employees and consultants by either the Primary Committee or a second committee comprised of two or more employee-Board members (the "Secondary Committee"). The members of the Primary Committee and the Secondary Committee shall each serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

     B. Subject to the limited authority provided the Secondary Committee to effect option grants in accordance with the provisions of paragraph III.A of this Article One, the Primary Committee shall serve as the Plan Administrator and shall have full power and authority (subject to the express provisions of the Discretionary Option Grant Program) to establish such rules and regulations as it may deem appropriate for the proper administration of such program and to make such determinations under the program and any outstanding option as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties with an interest in the Plan or any outstanding option under this Discretionary Option Grant Program.

     C. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the express terms and conditions of Article Three.

IV. ELIGIBILITY FOR OPTION GRANTS

     A. The persons eligible to receive options pursuant to the Discretionary Option Grant Program under Article Two of the Plan shall be

          - those key employees (including officers and directors) of the Corporation (or its parent or subsidiary corporations) who render services which tend to contribute materially to the success of the Corporation (or its parent or subsidiary corporations) or which may reasonably be anticipated to contribute materially to the future success of the Corporation (or its parent or subsidiary corporations),

          - non-employee Board members who render valuable services to the Corporation (or its parent or subsidiary corporations), and

          - those independent contractors and consultants who provide valuable services to the Corporation (or its parent or subsidiary corporations).

     B. Non-employee Board members shall also be eligible to receive automatic option grants under the provisions of Article Three.

     C. The Plan Administrator shall have full authority to select the eligible individuals who are to receive option grants under the Plan, the number of shares to be covered by each granted option, whether such option is to be an incentive stock option ("Incentive Option") which satisfies the requirements of
Section 422 of the Internal Revenue Code or a non-statutory option ("Non-Statutory Option") not intended to meet such requirements, the time or times at which such option is to become exercisable and the maximum term for which the option is to be outstanding.

     D. For purposes of the Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

          Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a PARENT corporation of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a SUBSIDIARY of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

V. STOCK SUBJECT TO THE PLAN

     A. The stock issuable under the Plan shall be shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of shares which may be issued over the term of the Plan shall not exceed 18,140,000 shares (subject to adjustment from time to time in accordance with paragraph V.D of this Article One).

     B. In no event any one individual participating in the Plan be granted stock options and separately exercisable stock appreciation rights for more than 3,000,000 shares of Common Stock (as adjusted for the December 1995 split) in the aggregate over the remaining term of the Plan, subject to adjustment from time to time in accordance with paragraph V.D of this Article One. For purposes of such limitation, no stock options or stock appreciation rights granted prior to January 1, 1994 shall be taken into account.

     C. Should an option be terminated for any reason prior to exercise in whole or in part, the shares subject to the portion of the option not so exercised shall be available for subsequent option grants under this Plan. In addition, unvested shares issued under the Plan and subsequently repurchased by the Corporation at the original exercise price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. However, shares subject to any option or portion thereof cancelled in accordance with paragraph IV of Article Two or paragraph III of Article Three and shares repurchased by the Corporation pursuant to its repurchase rights under the Plan shall not be available for subsequent option grants under the Plan.

     D. In the event any change is made to the Common Stock issuable under the Plan (whether by reason of (i) merger, consolidation or reorganization or (ii) recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other similar change affecting the outstanding Common Stock as a class without receipt of consideration), then unless such change results in the termination of all outstanding options pursuant to the provisions of paragraph III of Articles Two and Three of the Plan, appropriate adjustments shall be made to (i) the aggregate number and/or class of shares issuable under the Plan, (ii) the maximum number and/or class of shares for which stock options and separately exercisable stock appreciation rights may be granted to any one participant in the aggregate after December 31, 1993, (iii) the number and/or class of shares and price per share in effect under each outstanding option under the Discretionary Option Grant Program, (iv) the number and/or class of shares per non-employee Board member for which automatic option grants are subsequently to be made under the Automatic Option Grant Program, and (v) the number and/or class of shares and price per share of the Common Stock in effect under each automatic grant outstanding under the Automatic Option Grant Program. The purpose of such adjustments to the outstanding options shall be to preclude the enlargement or dilution of rights and benefits under such options.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

VI. TERMS AND CONDITIONS OF OPTIONS

     Options granted pursuant to this Article Two shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Individuals who are not Employees may only be granted Non-Statutory options. The granted options shall be evidenced by instruments in such form as the Plan Administrator shall from time to time approve; provided, however, that each such instrument shall comply with and incorporate the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of paragraph II of this Article Two.

     A. Option Price.

     1. The option price per share shall be fixed by the Plan Administrator. In no event, however, shall the option price per share be less than one hundred percent (100%) of the fair market value per share of Common Stock on the date of the option grant.

     2. The option price shall become immediately due upon exercise of the option and shall, subject to the provisions of paragraph VI of this Article Two and the instrument evidencing the grant, be payable as follows:

          (i) full payment in cash or check drawn to the Corporation's order;

          (ii) full payment in shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at fair market value on the Exercise Date (as such term is defined below) equal to the option price; or

          (iii) full payment through a combination of shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at fair market value on the Exercise Date and cash or check, equal in the aggregate to the option price.

          (iv) to the extent the option is exercised for vested shares, the option price may also be paid through a broker-dealer sale and remittance procedure pursuant to which the optionee shall provide irrevocable instructions to (I) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, an amount equal to the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation by reason of such purchase and (II) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm.

     For purposes of this subparagraph 2, the Exercise Date shall be the date on which notice of the exercise of the option is delivered to the Corporation. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

     3. The fair market value of a share of Common Stock on any relevant date under subparagraph 1 or 2 above (and for all other valuation purposes under the Plan) shall be determined in accordance with the following provisions:

          (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the fair market value shall be the closing sales price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing sales price for the Common Stock on the date in question, then the fair market value shall be the closing sales price on the last preceding date for which such quotation exists.

          (ii) If the Common Stock is at the time listed on either the New York Stock Exchange or the American Stock Exchange, then the fair market value shall be the closing sales price per share of Common Stock on the date in question on such exchange, as such price is officially quoted in the composite tape of transactions on that exchange. If there is no closing sales price for the Common Stock on the date in question, then the fair market value shall be the closing sales price on the last preceding date for which such quotation exists.

     B. Term and Exercise of Options.

     Each option granted under this Article Two shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing such option; provided, however, that no option granted under this Article Two shall have a maximum term in excess of ten (10) years from the grant date.

     C. Limited Transferability of Options.

     During the lifetime of the optionee, the option shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee otherwise than by will or by the laws of descent and distribution following the optionee's death. However, the Plan Administrator may grant one or more Non-Statutory Options under this Article Two which may, in connection with the optionee's estate plan, be assigned in whole or in part during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

     D. Termination of Service.

     1. Should an optionee cease to remain in Service for any reason (including death, permanent disability or retirement at or after age 65) while the holder of one or more outstanding options granted to such optionee under the Plan, then such option or options shall not (except to the extent otherwise provided pursuant to paragraph VII below) remain exercisable for more than a twelve
(12)-month period (or such shorter period as is determined by the Plan Administrator and set forth in the option agreement) following the date of cessation of Service; provided, however, that under no circumstances shall any such option be exercisable after the specified expiration date of the option term. Except to the extent otherwise provided pursuant to subparagraph I.D.4 below, each such option shall, during such twelve (12)-month or shorter period, be exercisable for any or all vested shares for which that option is exercisable on the date of such cessation of Service. Upon the expiration of such twelve
(12)-month or shorter period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable for any such vested shares for which the option has not been exercised. However, the option shall, immediately upon the optionee's cessation of Service, terminate and cease to be outstanding with respect to any option shares in which the optionee is not otherwise at that time vested or for which the option is not otherwise at that time exercisable.

     2. Should the optionee die while in Service, or cease to remain in Service and thereafter die while the holder of one or more outstanding options under the Plan, each such option may be exercised by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution but, except to the extent otherwise provided pursuant to subparagraph I.D.4 below, only to the extent of the number of vested shares (if any) for which the option is exercisable on the date of the optionee's death. Such exercise must be effected prior to the earlier of (i) the first anniversary of the date of the optionee's death or (ii) the specified expiration date of the option term. Upon the occurrence of the earlier event, the option shall terminate and cease to be exercisable.

     3. If (i) the optionee's Service is terminated for cause (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement or any unauthorized disclosure or use of confidential information or trade secrets) or (ii) the optionee makes or attempts to make any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or its parent or subsidiary corporations, then in any such event all outstanding options granted the optionee under the Plan shall terminate and cease to be exercisable immediately upon such cessation of Service or (if earlier) upon such unauthorized use or disclosure of confidential or secret information or attempt thereat.

     4. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at the time the optionee dies, retires at or after age 65, or ceases to remain in Service, to establish as a provision applicable to the exercise of one or more options granted under the Plan that during the limited period of exercisability following death, retirement at or after age 65, or cessation of Employee status as provided in subparagraph I.D.1 or I.D.2 above, the option may be exercised not only with respect to the number of vested shares for which it is exercisable at the time of the optionee's cessation of Service, but also with respect to one or more subsequent installments in which the optionee would have otherwise vested had such cessation of Service not occurred.

     5. For purposes of the foregoing provisions of this paragraph I.D (and all other provisions of the Plan),

          - The optionee shall be deemed to remain in the SERVICE of the Corporation for so long as such individual renders services on a periodic basis to the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the Board or an independent consultant or advisor.

          - The optionee shall be considered to be an EMPLOYEE for so long as such individual remains in the employ of the Corporation or one or more of its parent or subsidiary corporations, subject to the control and direction of the employer not only as to the work to be performed but also as to the manner and method of performance.

     E. Stockholder Rights.

     An option holder shall have none of the rights of a stockholder with respect to any shares covered by the option until such individual shall have exercised the option, paid the option price and been issued a stock certificate for the purchased shares. No adjustment shall be made for dividends or distributions (whether paid in cash, securities or other property) for which the record date is prior to the date the stock certificate is issued.

     F. Repurchase Rights.

     The shares of Common Stock acquired upon the exercise of options granted under this Article Two may be subject to repurchase by the Corporation in accordance with the following provisions:

     The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Article Two. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

     All of the Corporation's outstanding repurchase rights shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of any Corporate Transaction under paragraph III of this Article Two, except to the extent: (i) any such repurchase right is to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

     The Plan Administrator shall have the discretionary authority, exercisable either before or after the optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the optionee under this Article Two and thereby accelerate the vesting of such shares in connection with the optionee's cessation of Service.

VII. INCENTIVE OPTIONS

     The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as "non-qualified" or "non-statutory" options when issued under the Plan shall not be subject to such terms and conditions:

          A. Option Price. The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date of grant.

          B. Dollar Limitation. The aggregate fair market value (determined as of the respective date or dates of grant) of the shares of Common Stock for which one or more options granted to any employee under the Plan (or any other option plan of the Corporation or any parent or subsidiary corporation) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

          C. 10% Stockholder. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the option price per share shall not be less than one hundred and ten percent (110%) of the fair market value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from the grant date.

     Except as modified by the preceding provisions of this paragraph II, the provisions of Articles One, Two and Four of the Plan shall apply to all Incentive Options granted hereunder.

VIII. CORPORATE TRANSACTIONS

     A. In the event of any of the following stockholder-approved transactions (a "Corporate Transaction"):

          (i) a merger or acquisition in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Corporation's incorporation,

          (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation, or

          (iii) any reverse merger in which the Corporation is the surviving entity,

then each option outstanding under this Article Two shall automatically become exercisable, during the five (5) business day period immediately prior to the specified effective date for the Corporate Transaction, with respect to the full number of shares of Common Stock purchasable under such option and may be exercised for all or any portion of such shares as fully vested shares of Common Stock. An outstanding option under the Plan shall not be so accelerated, however, if and to the extent (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof or (ii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of grant.

     B. Immediately following the consummation of the Corporate Transaction, all outstanding options under the Plan shall, to the extent not previously exercised or assumed by the successor corporation or its parent company, terminate and cease to be exercisable.

     C. Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issuable, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of Common Stock as are subject to such option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

     D. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain subject to the applicable limitations of paragraph II.B.

     E. Option grants under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IX. STOCK APPRECIATION RIGHTS

     A. Officers and non-employee Board members of the Corporation subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under this Article Two. Upon the occurrence of a Hostile Take-Over effected at any time after the Corporation's outstanding Common Stock is registered under Section 12(g) of the Exchange Act, each outstanding option with such a limited stock appreciation right shall automatically be cancelled and the optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the cancelled option (whether or not the option is otherwise at the time exercisable for such shares) over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such cancellation shall be made within five
(5) days following the consummation of the Hostile Take-Over. The Plan Administrator shall pre-approve, at the time the limited right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this

Section IV. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option cancellation and cash distribution.

     B. For purposes of paragraph IV.A, the following definitions shall be in effect:

          A Hostile Take-Over shall be deemed to occur in the event any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer which the Board does not recommend the Corporation's stockholders to accept.

          The Take-Over Price per share shall be deemed to be equal to the greater of (a) the fair market value per share on the date of cancellation, as determined pursuant to the valuation provisions of subparagraph I.A.3, or (b) the highest reported price per share paid in effecting such Hostile Take-Over. However, if the cancelled option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

     C. The shares of Common Stock subject to any option cancelled for an appreciation distribution pursuant to this paragraph V shall NOT be available for subsequent option grant under the Plan.

X. EXTENSION OF EXERCISE PERIOD

     The Plan Administrator shall have full power and authority, exercisable from time to time in its sole discretion, to extend, either at the time the option is granted or at any time while such option remains outstanding, the period of time for which the option is to remain exercisable following the optionee's cessation of Service or death from the twelve (12)-month or shorter period set forth in the option agreement to such greater period of time as the Plan Administrator shall deem appropriate; provided, however, that in no event shall such option be exercisable after the specified expiration date of the option term.

                                 ARTICLE THREE

                         AUTOMATIC OPTION GRANT PROGRAM

XI. ELIGIBILITY

     The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Three shall be limited to the following:

          (i) each individual serving as a non-employee member of the Board on January 24, 1995, the effective date of this Automatic Option Grant Program (the "Effective Date"); and

          (ii) each individual who is first appointed or elected as a non-employee Board member at any time after the Effective Date.

XIII. TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

     Grant Dates. Option grants will be made under this Article Three on the dates specified below:

          (i) Each individual who first becomes a non-employee Board member at any time after the Effective Date, whether through election at an Annual Stockholders Meeting or through appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a Non-Statutory Option to purchase 30,000 shares of Common Stock upon the terms and conditions of this Article Three. The size of such grant has been adjusted to reflect the two-for-one split of the Common Stock which occurred in December 1995, but then reduced by twenty-five percent (25%) to effect a net adjustment on a 1.5-for-one basis.

          (ii) On the date of each Annual Stockholders Meeting, beginning with the 1999 Annual Stockholders Meeting, each individual who is at the time elected or reelected as a non-employee member of the Board shall receive an additional grant of a Non-Statutory Option under the Plan to purchase 12,000 shares of the Common Stock, provided such individual has been a member of the Board for at least six (6) months.

     The applicable 30,000-share and 12,000-share limitations on the automatic option grants to be made to non-employee Board members under this Article Three shall be subject to periodic adjustment pursuant to the applicable provisions of paragraph V.C of Article One.

     B. Exercise Price. The exercise price per share shall be equal to one hundred percent (100%) of the fair market value per share of Common Stock on the automatic grant date.

     C. Payment.

     The exercise price shall be payable in one of the alternative forms specified below:

          (i) full payment in cash or check made payable to the Corporation's order;

          (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at fair market value on the Exercise Date (as such term is defined below); or

          (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at fair market value on the Exercise Date and cash or check payable to the Corporation's order.

          (iv) the option price may also be paid through a broker-dealer sale and remittance procedure pursuant to which the optionee shall provide irrevocable instructions to (I) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, an amount equal to the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation by reason of such purchase and (II) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm.

     For purposes of this subparagraph, the Exercise Date shall be the date on which notice of the option exercise is delivered to the Corporation, and the fair market value per share of Common Stock on any relevant date shall be determined in accordance with the provisions of paragraph I.A.3 of Article Two. Except to the extent the sale and remittance procedure specified above is utilized for the exercise of the option, payment of the exercise price for the purchased shares must accompany such notice.

     D. Option Term. Each automatic grant under this Article Three shall have a maximum term of ten (10) years measured from the automatic grant date.

     E. Exercisability. The initial 30,000-share automatic grant made to each newly-elected or newly-appointed non-employee Board member shall become exercisable for the option shares in four (4) installments as follows:

          (i) The option shall become exercisable for twenty-five percent (25%) of the option shares upon the completion of twelve (12) months of Board service measured from the automatic grant date.

          (ii) The option shall become exercisable for an additional twenty-five percent (25%) of the option shares upon the completion of twenty-four (24) months of Board service measured from the automatic grant date.

          (iii) The option shall become exercisable for an additional twenty-five percent (25%) of the option shares upon the completion of thirty-six (36) months of Board service measured from the automatic grant date.

          (iv) The option shall become exercisable for the final twenty-five percent (25%) of the option shares upon the completion of forty-eight (48) months of Board service measured from the automatic grant date.

     The annual 12,000-share option grant made to each re-elected non-employee Board member shall become exercisable for all the option shares upon the optionee's completion of twelve (12) months of Board service measured from the automatic grant date.

     As the option becomes exercisable for one or more installments of the option shares, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the expiration or sooner termination of the option term. The option, however, shall not become exercisable for any additional option shares following the optionee's cessation of Board service, except to the extent the option is otherwise to become exercisable in accordance with the provisions of paragraph III of this Article Three.

     F. Limited Transferability of Options. During the lifetime of the optionee, the option shall only be exercisable by the optionee and shall not be assignable or transferable by the optionee otherwise than by will or the by the laws of descent and distribution following the optionee's death. However, each option granted under this Automatic Option Grant Program on or after the date of the 1999 Annual Stockholders Meeting shall be assignable in whole or in part by the optionee during his or her lifetime, but only to the extent such assignment is made in connection with the optionee's estate plan to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

     G. Effect of Termination of Board Membership.

     1. Should the optionee cease to be a Board member for any reason (other than death) while holding an automatic option grant under this Article Three, then such optionee shall have a six (6)-month period following the date of such cessation of Board membership in which to exercise such option for any or all of the shares of Common Stock for which the option is exercisable at the time the optionee ceases service as a Board member.

     2. Should the optionee die while serving as a Board member or during the six (6)-month period following his or her cessation of Board service, then the option may subsequently be exercised, for any or all of the shares of Common Stock for which the option is exercisable at the time of the optionee's cessation of Board membership, by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution. Any such exercise must, however, occur within twelve (12) months after the date of the optionee's death.

     3. In no event shall any automatic grant under this Article Three remain exercisable after the specified expiration date of the ten (10)-year option term. Upon the expiration of the applicable exercise period in accordance with subparagraphs 1 and 2 above or (if earlier) upon the expiration of the ten
(10)-year option term, the automatic grant shall terminate and cease to be exercisable.

     H. Stockholder Rights. The holder of an automatic option grant under this Article Three shall have no stockholder rights with respect to any shares covered by such option until such individual shall have exercised the option, paid the exercise price for the purchased shares and been issued a stock certificate for such shares.

     I. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be as set forth in the prototype Non-statutory Stock Option Agreement attached as Exhibit A to the Plan.

XIII. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

     A. In connection with any Corporate Transaction (as such term is defined in paragraph III of Article Two, above), the exercisability of each automatic option grant outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. Upon the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     B. In connection with any Change in Control of the Corporation, the exercisability of each automatic option grant at the time outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. For purposes of this Article Three, a Change in Control shall be deemed to occur in the event:

          (i) any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer; or

          (ii) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or
     (B) have been elected or nominated for election as Board members during such period by at least two-thirds of the Board members described in clause
     (A) who were still in office at the time such election or nomination was approved by the Board.

     C. Upon the occurrence of a Hostile Take-Over, each automatic option grant which has been outstanding under this Article Three shall automatically be cancelled in return for a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the cancelled option (whether or not the option is otherwise at the time exercisable for such shares) over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such cancellation shall be made within five (5) days following the consummation of the Hostile Take-Over. Stockholder approval of this 1999 restatement of the Plan shall constitute pre-approval of each option subsequently granted with such an automatic cancellation provision and the subsequent cancellation of that option in accordance with the terms and provisions of this paragraph III.C. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option cancellation and cash distribution.

     D. For purposes of this Article Three, Hostile Take-Over shall have the meaning assigned to such term in paragraph V.B of Article Two. The Take-Over Price per share shall be deemed to be equal to the greater of (a) the fair market value per share on the date of cancellation, as determined pursuant to the valuation provisions of paragraph I.A.3 of Article Two, or (b) the highest reported price per share paid in effecting such Hostile Take-Over.

     E. The shares of Common Stock subject to each option cancelled in connection with the Hostile Take-Over shall not be available for subsequent issuance under this Plan.

     F. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                  ARTICLE FOUR

                                 MISCELLANEOUS

XIV. AMENDMENT OF THE PLAN

     The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, no such amendment or modification shall, without the consent of the holders, adversely affect rights and obligations with respect to options at the time outstanding under the Plan. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

XV. EFFECTIVE DATE AND TERM OF PLAN

     A. The Corporation's 1983 Stock Option Plan was initially adopted by the Board of Directors in October 1983 and approved by the Corporation's stockholders in November 1983. In January 1987, the Plan was renamed the Komag, Incorporated 1987 Stock Option Plan. The Board then amended the Plan in May 1987 and such amendment was approved by the stockholders at the Annual Meeting held in May 1987. The Plan was subsequently amended and restated by the Board in December 1987 and January 1988, respectively, and such restatement and amendments were approved by the stockholders at the Annual Meeting held in June of 1988. The Plan was further amended by the Board in January 1991 and the amendment was approved by the stockholders in May 1991. The January 23, 1992 restatement of the Plan, together with the 1,000,000 share increase, was approved by the Board on January 23, 1992 and became effective on such date. The stockholders approved the January 23, 1992 restatement on May 21, 1992. On January 27, 1994, the Board adopted an amendment which increased the number of shares of Common Stock issuable under the Plan by an additional 1,000,000 shares. The increase was approved by the stockholders at the 1994 Annual Meeting.

     B. On January 24, 1995, the Board approved an amendment to the Plan to effect the following changes to the Automatic Option Grant Program: (i) increase the number of shares subject to the initial automatic option grant made to newly-elected or newly-appointed non-employee Board members from 3,500 shares to 20,000 shares per individual; (ii) increase the number of shares subject to the annual automatic option grant made to each re-elected non-employee Board member from 3,500 shares to 5,000 shares; and (iii) adjust the vesting schedule in effect for each such annual 5,000-share grant to provide for full vesting upon completion of one (1) year of Board service rather than annual vesting over a four (4)-year period. The amendments to the Automatic Option Grant Program were approved by the stockholders at the 1995 Annual Meeting.

     C. In January 1996 the Board approved an amendment to the Plan to (i) eliminate the discretion of the Plan Administrator to grant options under the Discretionary Option Grant Program with an exercise price per share less than 100% of the fair market value per share of Common Stock on the grant date, (ii) eliminate the loan provisions of the Plan pursuant to which one or more holders of options under the Discretionary Option Grant Program would have otherwise had the opportunity to finance the exercise of those options through the delivery of full-recourse promissory notes, (iii) increase the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional 3,000,000 shares and (iv) adjust the number of shares granted to non-employee Board members. The clause (iii) and (iv) amendments were approved by the stockholders at the 1996 Annual Meeting.

     D. In March 1997 the Board amended and restated the Plan to effect the following revisions: (i) increase the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional 2,500,000 shares, (ii) render the non-employee Board members eligible to receive option grants under the Discretionary Option Grant Program, (iii) allow unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise price or issue price paid per share to be reissued under the Plan, (iv) remove certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator and (v) effect a series of additional changes to the provisions of the Plan (including the stockholder approval requirements) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities Exchange Act of 1934, as amended, which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. The 1997 restatement of the Plan was approved by stockholders at the 1997 Annual Meeting.

     E. On April 16, 1999, the Board amended and restated the Plan to effect an increase in the number of stock options granted to re-elected non-employee Board members under the Automatic Grant Program from 7,500 to 12,000 shares annually. The 1999 restatement of the Plan is subject to approval by stockholders at the 1999 Annual Meeting.

     F. The special sale and remittance procedure for the exercise of outstanding options under the Plan, which was approved by the Board in January 1991, shall be in effect for all options outstanding as of January 24, 1991 which already include such procedure as a method of exercise and for all options granted after January 24, 1991. In addition, such procedure shall be available for all non-qualified options currently held by officers and directors which do not otherwise include such procedure and for any disqualifying dispositions of Incentive Option shares effected after January 24, 1991.

     G. The provisions of each restatement and amendment of the Plan apply only to stock options and stock appreciation rights granted under the Plan from and after the effective date of such restatement or amendment. All stock options and stock appreciation rights issued and outstanding under the Plan immediately prior to such effective date shall continue to be governed by the terms and conditions of the Plan (and the respective instruments evidencing each such option or stock appreciation right) as in effect on the date each such option or stock appreciation right was previously granted, and nothing in any such restatement or amendment shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options or stock appreciation rights with respect to their acquisition of shares of Common Stock under such options or their exercise of such stock appreciation rights.

     H. Unless sooner terminated in accordance with paragraph III of Articles Two and Three, the Plan shall terminate upon the earlier of (i) January 22, 2002 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise or surrender of options granted hereunder. If the date of termination is determined under clause (i) above, then options outstanding on such date shall not be affected by the termination of the Plan and shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

     I. Options may be granted under this Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided (i) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such option and is thereafter submitted to the Corporation's stockholders for approval and (ii) each option so granted is not to become exercisable, in whole or in part, at any time prior to the obtaining of such stockholder approval.

XVI. USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of shares pursuant to options granted under the Plan shall be used for general corporate purposes.

XVII. TAX WITHHOLDING

     The Corporation's obligation to deliver shares or cash upon the exercise or surrender of any option granted under the Discretionary Option Grant Program shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

XVIII. NO EMPLOYMENT/SERVICE RIGHTS

     Neither the action of the Corporation in establishing or restating the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the restated Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

XIX. REGULATORY APPROVALS

     The implementation of the Plan, the granting of any option hereunder, and the issuance of stock upon the exercise or surrender of any such option shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the stock issued pursuant to it.

PROXY

                               KOMAG, INCORPORATED

                       2001 ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned stockholder of Komag, Incorporated, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 4, 2001, and hereby appoints Thian Hoo Tan and Michael Russak, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Stockholders of Komag, Incorporated to be held on Tuesday, May 15, 2001, at 10:00 a.m. local time, at Building 10, Automation Parkway, San Jose, California 95131 and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and, in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

   THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF THE SPECIFIED NOMINEES AS DIRECTORS, "FOR" EACH PROPOSAL LISTED, AND AS SAID PROXY DEEMS ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                  CONTINUED AND TO BE SIGNED ON THE OTHER SIDE

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
                                                  Please mark
                                                 your votes as  [X]
                                                   indicated



                                                FOR  WITHHOLD
1. ELECTION OF DIRECTORS:
   Nominees:                                    [ ]    [ ]
   Donald Beadle      Anthony Sun
   Chris A. Eyre      Thian Hoo Tan
   George A. Neil     Harry Van Wickle
   Ronald L. Schauer


   ______________________________________
   For all nominees except as noted above

                                                FOR  AGAINST  ABSTAIN
2. PROPOSAL TO APPROVE THE AMENDMENT TO         [ ]    [ ]    [ ]
KOMAG, INCORPORATED'S 1988 EMPLOYEE
STOCK PURCHASE PLAN:
                                                FOR  AGAINST  ABSTAIN
3. PROPOSAL TO APPROVE THE 2001 EMPLOYEE        [ ]    [ ]    [ ]
STOCK PURCHASE PLAN:
                                                FOR  AGAINST  ABSTAIN
4. PROPOSAL TO APPROVE THE AMENDMENT TO         [ ]    [ ]    [ ]
KOMAG, INCORPORATED'S 1987 RESTATED
STOCK OPTION PLAN:
                                                FOR  AGAINST  ABSTAIN
5. PROPOSAL TO RATIFY THE APPOINTMENT OF        [ ]    [ ]    [ ]
ERNST & YOUNG LLP AS INDEPENDENT PUBLIC
ACCOUNTANTS FOR THE FISCAL YEAR ENDING
DECEMBER 30, 2001:

In their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.


                  THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF THE SPECIFIED NOMINEES AS DIRECTORS, "FOR" EACH PROPOSAL LISTED, AND AS SAID PROXY DEEMS ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.




Signature(s)_____________________________________________Dated__________________
This Proxy should be marked, dated, signed by the stockholders(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.
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